UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LATTICE SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 20, 2014
TO OUR STOCKHOLDERS:
You are cordially invited to attend the annual meeting of the stockholders of Lattice Semiconductor Corporation, which will be held on Tuesday, May 6, 2014, at 1:30 p.m. Pacific Time, at our corporate headquarters, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the meeting. Included with the Proxy Statement is a copy of our 2013 Annual Report to Stockholders for the fiscal year ended December 28, 2013. We encourage you to read the 2013 Annual Report to Stockholders. It includes our audited financial statements and information about our operations, markets, and products.
It is important that your shares be represented and voted at the meeting whether or not you plan to attend. Therefore, we urge you to vote your shares as soon as possible. If you received a proxy card and other proxy materials by mail, you may vote online, by telephone, or by signing and dating the proxy card and returning it in the envelope provided. This year we are furnishing proxy materials to our stockholders over the Internet, and we mailed our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access these materials, as well as instructions on how to request a paper copy of these documents free of charge. A copy of the Proxy Statement and our 2013 Annual Report to Stockholders is available online at www.edocumentview.com/lscc. Voting by telephone or over the Internet or by returning the proxy card will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person.
Sincerely,
Darin G. Billerbeck
President and Chief Executive Officer

Whether or not you plan to attend the meeting, please vote your shares as soon as possible. You can vote your shares by telephone, online or by signing and dating a proxy card and returning it to the address provided on the proxy card. If you receive more than one proxy card because you own shares that are registered differently, then please vote all of the shares shown on all of your proxy cards following instructions listed on each of the individual proxy cards. Thank you.

5555 NE Moore Court
Hillsboro, Oregon 97124-6421
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 6, 2014
TO OUR STOCKHOLDERS:
The annual meeting of stockholders of Lattice Semiconductor Corporation will be held at our corporate headquarters, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421, on Tuesday, May 6, 2014, at 1:30 p.m., Pacific Time, for the following purposes:

1. To elect seven directors, each for a term of one year;

2. To approve the amended Lattice Semiconductor Corporation 2013 Incentive Plan;

3. To approve the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan;

4. To approve, as an advisory vote, the compensation of the Company's named executive officers;

5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015; and

6. To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 7, 2014, are entitled to vote at the meeting or any adjournment thereof. More information about these business items is described in the accompanying proxy statement. Any of the above matters may be considered at the annual meeting at the date and time specified above or at an adjournment or postponement of such meeting.

All stockholders are invited to attend the meeting in person. Whether or not you plan to attend the meeting, to assure your representation at the meeting, please vote as soon as possible. This year we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our Proxy Statement and our 2013 Annual Report to Stockholders at www.edocumentview.com/lscc. On March 20, 2014, we mailed our stockholders a notice containing instructions on how to access our Proxy Statement and our 2013 Annual Report to Stockholders via the Internet and vote online. The notice also provides instruction on how you can request a paper copy of these documents free of charge if you desire, and how you can enroll in e-delivery to receive future annual materials via email. For specific voting instructions, please refer to the information provided in the Notice of Internet Availability of Proxy Materials. Any stockholder of record entitled to vote at the meeting may vote in person at the meeting even if he or she has returned a proxy card or voted online.

By Order of the Board of Directors
Byron W. Milstead
Secretary
Hillsboro, Oregon
March 20, 2014

5555 NE MOORE COURT
HILLSBORO, OREGON 97124-6421
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING

General

Our board of directors is soliciting proxies to be used at the 2014 annual meeting of stockholders to be held at our corporate headquarters and principal executive offices, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421 on Tuesday, May 6, 2014, at 1:30 p.m., Pacific Time, or at any adjournment thereof.

A Notice of Internet Availability of Proxy Materials, which includes instructions about how to access this Proxy Statement, our 2013 Annual Report to Stockholders and the proxy card is first being sent on or about March 20, 2014, to all stockholders entitled to vote at the meeting.

Purpose of Annual Meeting

The purpose of this annual meeting is:

1. To elect Darin G. Billerbeck, Patrick S. Jones, Robin A. Abrams, John Bourgoin, Robert R. Herb, Mark E. Jensen and Balaji Krishnamurthy as directors of the Company, each for a term of one year;

2. To approve the amended Lattice Semiconductor Corporation 2013 Incentive Plan;

3. To approve the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan;

4. To approve, as an advisory vote, the compensation of the Company's named executive officers, and;

5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015.

The board of directors recommends that stockholders vote “FOR” the election of Darin G. Billerbeck, Patrick S. Jones, Robin A. Abrams, John Bourgoin, Robert R. Herb, Mark E. Jensen and Balaji Krishnamurthy as directors of the Company. The board of directors recommends that stockholders vote “FOR” the approval of the amended Lattice Semiconductor Corporation 2013 Incentive Plan. The board of directors recommends that stockholders vote “FOR” the approval of the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan. The board of directors recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The board of directors recommends that stockholders vote “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015.

Who Can Vote

Record holders of common stock at the close of business on March 7, 2014, may vote at the meeting. On March 7, 2014, there were 117,108,240 shares of common stock outstanding. Each stockholder has one vote for each share of common stock owned as of the record date. The common stock does not have cumulative voting rights.

How to Vote

Stockholders may vote their shares in person at the annual meeting, by mail, by telephone or online over the Internet. Stockholders who hold their shares through a bank, broker or other nominee should vote their shares in the manner prescribed by the bank, broker or other nominee.

Voting in Person at the Meeting. If you attend the annual meeting and plan to vote in person, we will provide you with a ballot at the annual meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the annual meeting, you will need to bring to the meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Voting by Mail. By signing the proxy card and returning it to the address provided on the proxy card, you are authorizing the individuals named on the proxy card to vote your shares at the annual meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting so that your shares will be voted if you are unable to attend the meeting. If you receive more than one Notice of Internet Availability of Proxy Materials or proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting by Telephone. To vote by telephone, please follow the instructions included on the Notice of Internet Availability of Proxy Materials that you received in the mail. If you vote by telephone, you do not need to complete and mail a proxy card.

Voting over the Internet. To vote over the Internet, please follow the instructions included on the Notice of Internet Availability of Proxy Materials that you received in the mail. If you vote over the Internet, you do not need to complete and mail a proxy card. The internet voting procedures are designed to comply with Delaware law, to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded.

If you deliver a proxy card by mail or vote by telephone or over the Internet, the proxy holders will vote your shares in accordance with the instructions that you provide. If you do not specify how to vote your shares, the proxy holders will vote them (i) “FOR” each of the nominees for director named herein, (ii) “FOR” approval of the amended Lattice Semiconductor Corporation 2013 Incentive Plan, (iii) “FOR” approval of the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan, (iv) “FOR” approval of the compensation for the Company’s named executive officers, (v) “FOR” ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015, and (vi) in accordance with the recommendations of our board of directors, or, if no recommendation is given, in the discretion of the proxy holders, on any other business that may properly come before the meeting or any adjournment or adjournments thereof.

Revoking Your Proxy
You may revoke your proxy at any time before it is exercised by:

•	sending a written notice of revocation to the Secretary of Lattice Semiconductor Corporation (the “Company”), at 5555 NE Moore Court, Hillsboro, Oregon 97124-6421;

•	entering a new vote by telephone, over the Internet or by submitting a properly signed proxy with a later date; or

•	voting in person at the meeting.

Vote Required for the Proposals

The votes required to approve the proposals to be considered at the annual meeting are as follows:

Proposal 1—Election of Directors. The seven nominees for the board of directors receiving the highest number of affirmative votes cast at the meeting, in person or by proxy, will be elected as directors. You may vote “FOR” the nominees for election as directors, or you may “WITHHOLD” your vote with respect to one or more nominees. For purposes of determining whether a quorum exists for the meeting, if you return a proxy card or vote by telephone or over the Internet and withhold your vote from the election of all directors, your shares will be counted as present.

If the election of directors at this annual meeting is uncontested and any director receives a greater number of “WITHHELD” votes than “FOR” votes, then pursuant to our Corporate Governance Policies, such director shall submit a letter of resignation for consideration by the nominating and governance committee. The nominating and governance committee shall recommend to the board of directors the action, including acceptance or rejection, to be taken with respect to such offer of resignation. Within 120 days of the stockholder meeting, the board of directors shall act with respect to such offer of resignation.

Proposal 2—Approval of the amended Lattice Semiconductor Corporation 2013 Incentive Plan. Approval of the amended Lattice Semiconductor Corporation 2013 Incentive Plan requires the affirmative vote of a majority of the total votes cast on the proposal (under applicable NASDAQ listing standards) and a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal at the meeting (under Delaware law). You may vote “FOR,” “AGAINST,” or “ABSTAIN” from the proposal to approve the amended Lattice Semiconductor Corporation 2013 Incentive Plan.

Proposal 3—Approval of the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan. Approval of the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan requires the affirmative vote of a majority of the total votes cast on the proposal (under applicable NASDAQ listing standards) and a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal at the meeting (under Delaware law). You may vote “FOR,” “AGAINST,” or “ABSTAIN” from the proposal to approve the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan.

Proposal 4—Approval of Compensation of Named Executive Officers. Approval of the non-binding, advisory vote on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal at the meeting. The Board will consider the outcome of the vote when making future decisions regarding the compensation of the Company’s named executive officers. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the proposal to approve the compensation of the Company’s named executive officers.

Proposal 5—Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending January 3, 2015 requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal at the meeting. If the appointment of KPMG LLP is not ratified, the audit committee will take the results of this vote under advisement in evaluating whether to retain KPMG LLP. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015.

Quorum; Abstentions; and Broker Non-votes

A majority of the shares of common stock issued and outstanding on March 7, 2014, the record date for the annual meeting, present in person at the meeting or represented at the meeting by proxy, will constitute a quorum. A quorum must be present in order to hold the annual meeting and to conduct business. Your shares are counted as being present if you vote in person at the meeting, by telephone, over the Internet, or by submitting a properly executed proxy card.

Abstentions are counted as shares present at the meeting for purposes of determining whether a quorum exists. Abstentions have no effect on Proposal 1, the election of directors. Because abstentions will be included in tabulations of the votes cast and shares entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on Proposal 2, the approval of the amended Lattice Semiconductor Corporation 2013 Incentive Plan, Proposal 3, the approval of the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Stock Incentive Plan, Proposal 4, the approval of the Company’s named executive officer compensation, and on Proposal 5, the ratification of the selection of our independent registered public accounting firm.

If your broker holds your shares in its name (also known as “street name”), the broker is not permitted to vote your shares if it does not receive voting instructions from you on any matters that are not “discretionary” matters. Shares that are not permitted to be voted by your broker are called “broker non-votes.” Under the Delaware General Corporation Law, broker non-votes count as being present for purposes of determining whether a quorum of shares is present at a meeting but are not counted for purposes of determining the number of votes cast for or against a proposal. Broker non-votes will have no effect on Proposal 1, the election of directors, because directors are elected by a plurality of the votes cast. Broker non-votes also will have no effect on Proposal 2, the approval of the amended Lattice Semiconductor Corporation 2013 Incentive Plan, Proposal 3, the approval of the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan, and Proposal 4, the approval of the Company’s named executive officer compensation, because broker non-votes will not be included in tabulations of votes cast and shares entitled to vote for purposes of determining whether a proposal has been approved. Broker non-votes will have no effect on Proposal 5, ratification of the appointment of our independent registered public accounting firm, because brokers or nominees have discretionary authority to vote on this proposal. We urge you to give voting instructions to your broker on all voting items.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors is currently comprised of nine members. On February 4, 2014, the board of directors unanimously approved a proposal to reduce the number of directors serving on the board of directors from nine to seven effective immediately prior to the Company's 2014 annual meeting of stockholders. Pursuant to action by the nominating and governance committee of the board of directors, the Company will be nominating seven directors, named below, at the meeting, all to serve one-year terms ending in 2015. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote your shares for the election of the seven nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for the nominee, we will vote your shares for that other person.

The following briefly describes each of the nominees for director. In addition, a description of the specific experience, qualifications, attributes and skills that led our board of directors to conclude that each of the nominees should serve as a director follows the biographical information of each nominee below. Except as otherwise noted, each nominee has served in his or her principal occupation for at least ten years. There are no arrangements or understandings between any director, or nominee and any other person pursuant to which the director or nominee is or was to be selected as a director. There are no family relationships among any of the nominees, our directors or executive officers. There are no material proceedings to which nominees, directors, executive officers or 5% stockholders are adverse to the Company. There have been no legal proceedings involving the nominees, directors or executive officers during the last ten years material to such person’s ability to serve as an officer or director or to such person’s integrity.

Nominees

Darin G. Billerbeck, age 54, has served as the Company’s President and Chief Executive Officer and as a director since November 2010. Prior to joining the Company, Mr. Billerbeck served as the Chief Executive Officer of Zilog, a microcontroller manufacturer, which was acquired by IXYS Corporation in February 2010. Prior to joining Zilog in January 2007, Mr. Billerbeck served 18 years in various executive and management positions at Intel Corporation, a global technology company, including as Vice President and General Manager of Intel’s Flash Products Group from 1999 to 2007.

Mr. Billerbeck brings to the Company extensive experience in semiconductor management, business development, product development and research and development experience obtained at a diversity of semiconductor companies, including senior management responsibility at a leading Fortune 100 semiconductor company. Mr. Billerbeck also brings to the Company the experience obtained by his prior service as the chief executive officer of a publicly-listed company.

Patrick S. Jones, age 69, has served as a director of the Company and chairman of the board since 2005. Mr. Jones served as the Senior Vice President and Chief Financial Officer of Gemplus International S.A., a provider of smart card empowered solutions, from 1998 until he retired in 2001. He served as the Vice President Finance, Corporate Controller for Intel Corporation, a global technology company, from 1992 until 1998. Prior to joining Intel, Mr. Jones served as the Chief Financial Officer of LSI Corporation, an electronics design company. Mr. Jones serves on the board of directors of Dialogic Inc, Fluidigm Inc. and Inside Secure, as well as on the board of directors of a private venture backed company. He served on the board of directors of Genesys S.A. from 2001 until 2008, Novell Inc. from 2007 until 2011, Epocrates Inc. from 2005 until 2013, and Openwave Systems Inc. from 2007 until 2012.

Mr. Jones brings to the Company extensive financial management experience and financial expertise, having served as both a controller and chief financial officer of several publicly listed semiconductor and high technology companies. Mr. Jones has extensive international experience, having lived and worked in Europe, South America and Asia, and having served on the boards of directors of companies in Europe. He brings significant experience providing oversight to companies requiring “turnaround” assistance, including public and private companies. Mr. Jones’ service on public and private company boards also brings significant governance experience to the Company.

Robin A. Abrams, age 62, has served as a director of the Company since 2011. Ms. Abrams served as the Chief Executive Officer of Firefly Communications, Inc. from 2004 to 2006. In addition to leading several start-ups, Ms. Abrams also served as President and CEO of Palm Computing, Inc. Prior to Palm, she was President and CEO of VeriFone, a leading global debit/credit card authorization solutions provider. Ms. Abrams also held several key executive positions at Apple, including president of Apple Americas and managing director of Apple Asia. Previously, Ms. Abrams held senior product marketing positions at Norwest Bank (Wells Fargo) and Unisys. Ms. Abrams currently is a member of the Boards of Directors of FactSet Research, HCL Technologies Ltd., and Sierra Wireless, Inc. Ms. Abrams served on the board of directors of Unwired Planet, Inc. (formerly Openwave Systems Inc.) from 2008 until 2013.

Ms. Abrams brings to the Company extensive executive management experience obtained at Fortune 500 companies, including experience managing operations in both Asia and the United States and experience in high technology. Ms. Abrams contributes valuable governance experience based on service on a number of public company boards.

John Bourgoin, age 68, has served as a director of the Company since 2011. Mr. Bourgoin served as President and Chief Executive Officer of MIPS Technologies, Inc. from 1998 until his retirement in 2009. Previously, he had served as Senior Vice President of Silicon Graphics, Inc. from 1996 to 1998, where he established the intellectual property business model for MIPS and orchestrated the MIPS spin-out from Silicon Graphics. Mr. Bourgoin also was employed at Advanced Micro Devices, Inc., where he held various senior positions, including Group Vice President of Microprocessor Products. He also has extensive experience in the programmable logic industry, having served as the Vice President of AMD's Programmable Logic Division. Mr. Bourgoin is currently a member of the Board of Directors at Micrel, Inc.

Mr. Bourgoin brings to the Board extensive experience in semiconductor and related high technology management, including programmable logic. Mr. Bourgoin has experience in executive management, strategic business development, operations management and other management disciplines derived during his service as a senior executive and chief executive officer.

Robert R. Herb, age 52, has served as a director of the Company since August 2013. Mr Herb currently serves as a Partner with Scale Venture Partners, a venture firm focused on investments in information technology companies. He has held this position since 2005. Prior to joining Scale Venture Partners, Mr Herb served as Advanced Micro Devices, Inc.'s (AMD) Chief Marketing Officer from April 1998 to December 2004 as well as Executive Vice President in AMD's Office of the CEO from March 2000 to December 2004. Mr. Herb served on the board of directors of MIPS Technologies, Inc. from 2005 to 2013. Mr. Herb currently serves on the board of directors of several private firms.

Mr. Herb brings to the Company extensive sales and marketing experience in consumer and related markets. Mr. Herb has experience in executive management, strategic development and various management disciplines arising from his prior service as a public company executive and service on a public company board of directors.

Mark E. Jensen, age 63, has served as a director of the Company since June 2013. Mr Jensen served as an executive of Deloitte & Touche LLP until his retirement in June 2012. He held a variety of positions, including U.S. Managing Partner-Audit and Enterprise Risk Services, Technology Industry and U.S. Managing Partner-Venture Capital Services Group. Prior to joining Deloitte & Touche LLP, Mr. Jensen was the Chief Financial Officer of Redleaf Group. Earlier in his career, Mr. Jensen was an executive at Arthur Andersen LLP, which he joined in 1978, was admitted to the partnership in 1991 and served as the Managing Partner of the firm's Silicon Valley Office and leader of the firm's Global Technology Industry Practice. Mr. Jensen currently serves on the board of directors of Unwired Planet, Inc. and a private firm.

Mr. Jensen brings business experience in a number of high-tech industry segments and substantial financial expertise. Mr. Jensen has experience in executive management derived from his service as an executive officer, as the managing partner of a significant practice of a major accounting firm and service as a member of a public company board of directors.

Balaji Krishnamurthy, age 60, has served as a director since 2005. Mr. Krishnamurthy is the founder and has served as the President of LogiStyle, a firm that consults with corporations and their boards regarding leadership, corporate culture, governance and strategy, since 2005. From 1999 until 2005, he served as President, Chief Executive Officer and a director of Planar Systems Inc., a provider of flat panel display solutions for the medical, commercial, industrial and retail markets. From 2003 until 2005, he served as the chairman of Planar’s board of directors. Mr. Krishnamurthy held various management, engineering and marketing positions at Tektronix Inc., an electronics manufacturer, from 1984 until 1999. Mr. Krishnamurthy currently serves on the board of directors of a private firm.

Mr. Krishnamurthy brings to the Company extensive experience managing engineering, marketing and operations in a high technology environment. He is a recognized leader in the field of executive compensation. Mr. Krishnamurthy also brings to the Company the experience obtained by his prior service as the chief executive officer of a publicly-listed company.

Required Vote
The nominees receiving the highest number of affirmative votes cast at the meeting, in person or by proxy, shall be elected as directors.

If the election of directors at this annual meeting is uncontested and any director receives a greater number of “WITHHOLD” votes than “FOR” votes, then pursuant to our Corporate Governance Policies, such director shall submit a letter of resignation for consideration by the nominating and governance committee. The nominating and governance committee shall recommend to the board of directors the action, including acceptance or rejection, to be taken with respect to such offer of resignation. Within 120 days of the stockholder meeting, the board of directors shall act with respect to such offer of resignation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF DARIN G. BILLERBECK, PATRICK S. JONES, ROBIN A. ABRAMS, JOHN BOURGOIN, ROBERT R. HERB, MARK E. JENSEN, AND BALAJI KRISHNAMURTHY AS DIRECTORS OF THE COMPANY.

CORPORATE GOVERNANCE AND OTHER MATTERS

Director Independence

The board of directors has determined that each of our directors, except Mr. Billerbeck, is independent within the meaning of the applicable rules and regulations of the SEC and the director independence standards of the NASDAQ Stock Market, Inc. (“NASDAQ”), as currently in effect. Furthermore, the board of directors has determined that each of the members of each of the committees of the board of directors is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the board of directors at our annual meetings of stockholders, directors are encouraged to attend. All directors attended the last annual meeting of stockholders.

Board Meetings and Committees

In fiscal 2013, the board of directors held a total of five meetings. The independent directors meet regularly without the presence of management. Mr. Jones, in his capacity as chairman of the board, led meetings of independent directors in fiscal 2013. Each of our current directors attended or participated in 100% of the total number of meetings of the board of directors and at least 88% of the total number of meetings held by all committees of the board of directors on which such director served.

Our board of directors currently has three standing committees: the audit committee, the compensation committee, and the nominating and governance committee. Each of these committees operates under a written charter adopted by the board of directors. Copies of each of the committee charters are available on our website at the following address: http://ir.latticesemi.com/phoenix.zhtml?c=117422&p=irol-govHighlights.

The board has elected to maintain a leadership structure with an independent director serving as the chairman. Although we recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies, we believe our current board leadership structure is optimal for the Company as it provides for strong independent exercise of the board’s oversight responsibilities.

Audit Committee

The Company has a separately designated standing audit committee. The audit committee oversees the accounting and financial reporting process and the external audit process of the Company and assists the board of directors in the oversight and monitoring of (i) the integrity of the financial statements of the Company, (ii) the internal accounting and financial controls of the Company, (iii) compliance with legal and regulatory requirements, and (iv) the qualifications, performance, and independence of the Company’s independent registered public accounting firm. In this capacity, the audit committee is responsible for appointing, approving the compensation of, and overseeing the work of the independent registered public accounting firm. In addition, the audit committee reviews and approves all work performed by the independent registered public accounting firm. The audit committee meets regularly with management and with our independent registered public accounting firm, which has access to the audit committee without the presence of management representatives.

During fiscal 2013, the audit committee was composed of Mr. Jones (chairman of the committee), Mr. Krishnamurthy (until August 2013), Mr. Gerhard H. Parker, Ms. Abrams and Mr. Jensen (starting June 2013). The audit committee met eight times in fiscal 2013. Our board of directors has determined that the audit committee members meet the financial literacy requirements under applicable NASDAQ rules and that Mr. Jones qualifies as an audit committee financial expert under applicable SEC rules.

It is management’s responsibility to manage risk on a daily basis and bring to the board of directors’ attention the most material risks to the Company. Although the board of directors has overall responsibility for oversight of risk management with a focus on the most significant risks facing the Company, the board has delegated to the audit committee responsibility for establishment with the Company’s management of a process by which the material risks facing the Company are identified. Each quarter, the committee receives a risk update from management, comprised of a list of major risks faced by the Company and the status of actions taken to mitigate those risks. Throughout the year, the board and the audit committee dedicate a portion of their meetings to review and discuss specific risk topics in greater detail. The audit committee also routinely meets with various Company compliance personnel to obtain a periodic assessment of compliance issues facing the Company.

Compensation Committee

The compensation committee evaluates and, subject to obtaining the agreement of all the independent directors, approves our chief executive officer’s compensation, approves the compensation of our other executive officers, and reviews succession planning for the chief executive officer position. The committee also administers our equity plans and handles other compensation issues. During fiscal 2013, the compensation committee was composed of Mr. Bourgoin (chairman of the committee), Mr. Krishnamurthy, Mr. W. Richard Marz (until May 2013), Mr. Hans Schwarz and Mr. Herb (starting August 2013). The compensation committee met seven times in fiscal 2013.

The compensation committee, comprised of directors who satisfy the applicable independence requirements of NASDAQ, the SEC, and the Internal Revenue Code, reviews, approves, and administers our executive compensation program. As set forth in the committee charter, the role of the compensation committee is to act for the board of directors to oversee the compensation of our chief executive officer and other executive officers, and to oversee the executive officer compensation plans, policies, and programs of the Company. The committee also oversees our employee equity incentive plans, and reviews and approves equity grants to our employees.

The compensation committee annually evaluates and, subject to obtaining the agreement of all the independent directors, approves the chief executive officer’s compensation, including (i) the annual base salary, (ii) the annual cash-based variable compensation program, including the specific goals and target award amounts, (iii) equity compensation, (iv) any employment agreement, severance arrangement, or change in control agreement/provision, and (v) any other benefits, compensation, or arrangements. The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of the chief executive officer, evaluates his performance in light thereof, and considers other factors related to the performance of the Company, including accomplishment of the Company’s long-term business and financial goals.

The compensation committee also annually evaluates and approves for the other executive officers of the Company (i) the annual base salary, (ii) the annual cash-based variable compensation program, including the target award amounts, (iii) equity compensation, (iv) any employment agreement, severance arrangement, or change in control agreement/provision, and (v) any other benefits, compensation, or arrangements. The compensation committee consults with the chief executive officer regarding the specific goals established for the other executive officers in connection with the annual cash-based variable compensation program.

The compensation committee also reviews compensation and benefits plans affecting employees in addition to those applicable to executive officers. We have determined that it is not reasonably likely that compensation policies and practices for our employees would have a material adverse effect on the Company. The full board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility.

The compensation committee has the authority to retain its own compensation consultants and outside legal, accounting, and other advisers at the Company’s expense. Such consultants and advisers report directly to the compensation committee and the committee has the authority to approve the fees payable to such advisers by the Company and other terms of retention. The compensation committee does not delegate its authority to such consultants or advisers. In fiscal 2013, the compensation committee engaged the services of Mercer, a compensation consulting firm, and has considered such firm’s input in evaluating compensation trends and best practices, identifying peer group companies and benchmarking compensation data, and other aspects of administering the Company’s executive compensation program and equity compensation programs. Mercer serves at the discretion of the compensation committee. The work performed for the Company by Mercer has not raised any conflict of interest.

Nominating and Governance Committee

The nominating and governance committee identifies qualified persons to become directors and recommends candidates for all vacant directorships to be filled by the board of directors or by the stockholders, reviews and evaluates the performance of the board of directors and each committee of the board of directors, makes recommendations to the board of directors for nominees to the committees of the board of directors, and oversees compliance with our corporate governance policies. During fiscal 2013, the nominating and governance committee was composed of Mr. Parker (chairman of the committee), Ms. Abrams, Mr. Jones, and Mr. W. Richard Marz (until May 2013). The nominating and governance committee met four times in fiscal 2013.

The nominating and governance committee believes that each of the Company’s directors should have certain minimum personal qualifications, including the following:

•	professional competence, expertise, and diversity of background that is useful to the Company;

•	the desire and ability to serve as a director, and to devote the time and energy required to fulfill the responsibilities of the position successfully;

•	character, judgment, experience, and temperament appropriate for a director; and

•	independence, together with personal and professional honesty and integrity of the highest order.

The committee evaluates candidates for nomination on the basis of their individual qualifications, and also on the basis of how such individuals would provide valuable perspective or fill a need on the board of directors. Factors in such determination include:

•	the current size and composition of the board of directors;

•	the independence of the board of directors and its committees;

•	the presence on the board of directors of individuals with expertise in areas useful to the Company;

•	the diversity of individuals on the board of directors, including their personal characteristics, experiences, and backgrounds;

•	the number of other boards on which the candidate serves; and

•	such other factors as the committee or the board of directors consider significant.

The committee believes that it is necessary for each of the Company’s directors to possess many qualities and skills. The committee typically seeks individuals with extensive experience and who bring a broad range of competencies to the role. When searching for new candidates, the committee considers the evolving needs of both the Company and the board and searches for candidates that fill any current or anticipated future gap. The committee also focuses on issues of diversity, such as diversity of education, professional experience and differences in viewpoints and skills. The committee does not have a formal policy with respect to diversity; however, the board and the committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the board, the committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

The nominating and governance committee will consider candidates for our board of directors suggested by its members, other members of the board of directors, our senior management, individuals personally known to members of our board, and our stockholders. From time to time, the committee may solicit proposals for candidates from interested constituencies, or may use paid third-party search firms to identify candidates.

Under the terms of its charter, the committee is obligated to consider in good faith any candidate recommended by one or more of our ten largest unaffiliated stockholders of record, provided that, in the committee’s judgment, the candidate satisfies the criteria for board service set forth in the committee’s charter. The committee evaluates candidates in the same manner regardless of how such candidates are brought to the attention of the committee.

Stockholders who wish to submit names of candidates for our board of directors for consideration by the nominating and governance committee should do so in writing, addressed to the nominating and governance committee, c/o Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421, and should include the following information:

•
a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee (if the stockholder believes that they are one of our ten largest unaffiliated stockholders, then the stockholder should include language to this effect in their statement);

•	the name and contact information for the candidate;

•	a statement of the candidate’s occupation and background, including education and business experience;

•	information regarding each of the factors listed above, sufficient to enable the committee to evaluate the candidate;

•
a statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company; and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and;

•	a statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.

Additional information may be requested by the committee as appropriate.

In addition, our bylaws permit stockholders to nominate individuals to stand for election to our board of directors at an annual stockholders meeting. Stockholders wishing to submit nominations must notify us of their intent to do so on or before the date specified under “Stockholder Proposals—Other Stockholder Proposals and Director Nominations.” Such notice must include the information specified in our bylaws, a copy of which is available from our corporate secretary upon written request.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the board of directors by writing to us c/o Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421. Stockholders who would like their submission directed to a member of the board of directors may so specify, and the communication will be forwarded, as appropriate.

Audit Committee Report

The responsibilities of the audit committee are fully described in the audit committee charter. Management is responsible for maintaining our financial controls and preparing our financial reports. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal control over financial reporting in accordance with generally accepted auditing standards and for issuing audit reports. The audit committee’s responsibility is to execute the audit committee charter and oversee these processes. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 28, 2013 with management and our independent registered public accounting firm.

The audit committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, adopted by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with our independent registered public accounting firm the independent accountant’s independence from Lattice and our management.

Based upon the audit committee’s discussions with management and our independent registered public accounting firm and the audit committee’s review of the representations of management, the report of our independent registered public accounting firm, and the information referenced above, the audit committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 28, 2013, for filing with the SEC.

Audit Committee

Patrick S. Jones, Chairman
Gerhard H. Parker
Robin A. Abrams
Mark E. Jensen

PROPOSAL 2: APPROVAL OF THE AMENDED LATTICE SEMICONDUCTOR CORPORATION
2013 INCENTIVE PLAN

We are seeking stockholder approval of our amended 2013 Incentive Plan, which we also refer to as the Plan. Our board of directors recently amended the 2013 Incentive Plan, upon recommendation of its compensation committee and subject to stockholder approval, to increase by 4,700,000 shares (from 3,640,000 shares to 8,340,000 shares) the number of shares of our common stock available for issuance under the Plan.

In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, our board of directors believes that we will need the additional 4,700,000 new shares to be available under the Plan. As of March 7, 2014, we had outstanding 117,108,240 shares of our common stock. The additional shares to be authorized for issuance under the Plan represent approximately 4% of our outstanding shares of common stock. Although the additional 4,700,000 new shares to be available under the Plan will increase the potential dilution to stockholders, our board of directors believes our equity compensation plans are well-managed and below norms for our industry.

We anticipate the additional shares for which we are seeking stockholder approval will be sufficient for our equity compensation program through fiscal year 2016, and that we will need to seek stockholder approval for additional shares at our annual stockholders meeting in 2017. While authorizing these additional shares for issuance under the Plan will increase the potential dilution represented by Lattice's equity compensation awards, our board of directors and compensation committee believe that the potential dilution represented by our current outstanding equity compensation awards and the new shares to be authorized for issuance under the Plan is reasonable.

If stockholders do not approve the amended 2013 Incentive Plan, the amendment to the Plan will not become effective and the remaining shares available for issuance under the 2013 Incentive Plan will remain available for new grants until awards have been granted covering all the shares authorized for issuance under the 2013 Incentive Plan or it is terminated by our board of directors.

If the stockholders approve the amended 2013 Incentive Plan, in addition to the 4,700,000 new shares authorized for issuance under the Plan, the shares that are subject to outstanding awards under the 1996 Stock Incentive Plan or the 2013 Incentive Plan that are forfeited or canceled or expire can be reused under the Plan. For information regarding the shares of our common stock that may be issued under our existing equity compensation plans please refer to the information set forth in this proxy statement under the "Equity Compensation Plan Information" subheading starting on page 37.

Under applicable rules of the NASDAQ Stock Market, we are required to obtain stockholder approval of the 2013 Incentive Plan. In addition, stockholder approval of the 2013 Incentive Plan is necessary to provide the compensation committee with the flexibility to grant incentive stock options to employees under the 2013 Incentive Plan and certain awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. See “U.S. Federal Income Tax Information” below for more information about these issues.

The principal features of the Plan are summarized below. This summary does not contain all information about the 2013 Incentive Plan. A copy of the complete text of the amended 2013 Incentive Plan is included as Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2013 Incentive Plan.

Shareholder approval of the amended 2013 Incentive Plan pursuant to this Proposal 2 will also constitute re-approval of amended 2013 Incentive Plan for purposes of Section 162(m). In general, this re-approval is required at least once every five years to comply with certain requirements under Section 162(m). See “U.S. Federal Income Tax Consequences” below for more information.

Description of the 2013 Incentive Plan

Purpose. The purpose of the 2013 Incentive Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in Lattice and to align their interests and efforts to the long-term interests of our stockholders. The 2013 Incentive Plan would also allow us to provide the same opportunity to consultants, agents, advisors and independent contractors.

Administration. The compensation committee will administer the 2013 Incentive Plan. The board of directors or the compensation committee may delegate authority to approve awards under the 2013 Incentive Plan in accordance with its terms.

References to the “committee” in this Proposal 2 are, as applicable, to the compensation committee, the board of directors or other delegate, including an officer of Lattice authorized by the board of directors or compensation committee to make grants to certain eligible employees of Lattice.

Eligibility. Awards may be granted under the 2013 Incentive Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of Lattice and its subsidiaries and affiliates. As of March 7, 2014, approximately 768 employees, 3 executive officers, and zero non-employee directors were eligible to receive awards under the 2013 Incentive Plan.

Number of Shares. The number of shares of common stock authorized for issuance under the 2013 Incentive Plan is 8,340,000 shares. In addition, the shares underlying awards that are currently subject to outstanding awards under the 1996 Stock Incentive Plan and the 2013 Incentive Plan that are forfeited or canceled or expired can be reused under the 2013 Incentive Plan.

The following shares will also become available again for issuance under the 2013 Incentive Plan:

•	shares subject to awards granted under the 2013 Incentive Plan that lapse, expire, terminate or are canceled prior to issuance of the underlying shares;

•	shares subject to awards granted under the 2013 Incentive Plan that are subsequently forfeited to or otherwise reacquired by us;

•	shares related to an award granted under the 2013 Incentive Plan that is settled in cash or in another manner where some or all of the shares covered by the award are not issued; and

•	shares subject to an award granted under the 2013 Incentive Plan that are tendered or withheld in payment of purchase price or tax withholding obligations.

Awards granted in assumption of or substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2013 Incentive Plan.

The maximum number of shares that may be issued pursuant to full value awards granted under the Plan, which includes all awards other than awards of options or stock appreciation rights, without specified minimum vesting conditions is 10% of the aggregate maximum number of shares authorized under the 2013 Incentive Plan.

If any change in our stock occurs by reason of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure, the committee will make proportional adjustments to the maximum number and kind of securities (a) available for issuance under the 2013 Incentive Plan, (b) issuable as incentive stock options, (c) issuable to certain individuals subject to Internal Revenue Code of 1986, as amended (the “Code”) Section 162(m), (d) issuable as full value awards, and (e) subject to any outstanding award, including the per share price of such securities.

Types of Awards. The 2013 Incentive Plan permits the grant of any or all of the following types of awards.

Stock Options. The committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The committee sets option exercise prices and terms, except that the exercise price of stock options granted under the 2013 Incentive Plan must be at least 100% of the fair market value of the common stock on the date of grant, except in the case of options granted in connection with assuming or substituting options in acquisition transactions. At the time of grant, the committee determines when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years. Unless the committee otherwise determines, fair market value means, as of a given date, the closing price of our common stock.

Stock Appreciation Rights (SARs). The committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2013 Incentive Plan or on a stand-alone basis. SARs are the right to receive payment per share of an exercised SAR in stock or cash, or a combination of stock and cash, equal to the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of a SAR issued in tandem with stock options will result in the reduction of the number of shares underlying the related SAR to the extent of the SAR exercised. The term of a stand-alone SAR cannot be more than ten years, and the term of a tandem SAR will not exceed the term of the related option.

Stock Awards, Restricted Stock and Stock Units. The committee may grant awards of shares of common stock, or awards designated in units of common stock, under the 2013 Incentive Plan. These awards may be made subject to repurchase or forfeiture restrictions at the committee's discretion. The restrictions may be based on continuous service or the achievement of specified performance criteria, as determined by the committee.

Performance Awards. The committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of cash. Either may be payable in stock or cash, or a combination of stock and cash, upon the attainment of performance criteria and other terms and conditions as established by the committee.

Other Stock or Cash-Based Awards. The committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2013 Incentive Plan and any other terms and conditions determined by the committee.

Repricing. The 2013 Incentive Plan prohibits the committee, without stockholder approval, from lowering the exercise or grant price of an option after it is granted, except in connection with adjustments provided under the 2013 Incentive Plan, taking any other action that is treated as a repricing under generally accepted accounting principles, canceling an option at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award, or issuing an option or stock appreciation right or amending an outstanding option or stock appreciation right to provide for the grant or issuance of a new option or stock appreciation right on exercise of the original option or stock appreciation right.

Performance-Based Compensation under Code Section 162(m)

Performance Goals and Criteria. If the committee intends to qualify an award under the 2013 Incentive Plan as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals selected by the committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company as a whole or any business unit, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); cash position; working capital; earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; operating earnings; economic profit; profit before tax; return on assets; return on equity; debt; debt plus equity; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; market or economic value added; equity or stockholder's equity; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; net profit; net sales; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics.
The performance goals also may be based on the achievement of specified levels of performance for the Company as a whole or any business unit or applicable affiliate under one or more of the performance goals described above relative to the performance of other corporations.

The committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Accounting Standards Codification 225-20 and/or in Management's Discussion and Analysis of Financial Condition and Results of Operations appearing in our annual report to stockholders for the applicable year, acquisitions or divestitures, foreign exchange gains and losses, and gains and losses on asset sales.

Adjustments and Certification. The committee may adjust the amount payable pursuant to an award under the 2013 Incentive Plan that is intended to qualify as “performance-based compensation” under Section 162(m) downward, but not upward. The committee may not waive the achievement of performance goals related to an award except in the case of a participant's death or disability. Section 162(m) requires that the committee certify that performance goals were achieved before the payment of the “performance-based compensation.”

Limitations. Subject to certain adjustments, participants who are granted awards intended to qualify as “performance-based compensation” under Section 162(m) may not be granted awards, other than performance units, for more than 2,000,000 shares of common stock in any calendar year, except that additional awards for up to 2,000,000 shares may be granted to newly hired or promoted individuals in any calendar year. The maximum dollar value payable to any participant with respect to performance units or other awards payable in cash that are intended to qualify as “performance-based compensation” cannot exceed $10,000,000 in any calendar year.

Change of Control. Under the 2013 Incentive Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between the participant and us, in the event of a change of control:

•
Upon certain changes of control, such as specified reorganizations, mergers or consolidations, the awards that are subject to vesting based on continued employment or service will become fully and immediately exercisable, and all applicable restrictions or forfeiture provisions will lapse, only if and to the extent the awards are not converted, assumed or replaced by a successor company. Except for such specified types of changes of control, all outstanding awards, other than performance shares and performance units, will become fully vested and exercisable and all applicable restrictions or forfeiture provisions will lapse immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

•
All performance shares, performance units and other outstanding awards that are subject to vesting based on the achievement of specified performance goals will be payable based on targeted performance being attained as of the effective date of the change of control and will be paid in accordance with the payout schedule for the award.

•	In the event of certain reorganizations, mergers or consolidations, the committee may, in its discretion, instead provide that a participant's outstanding awards will be cashed out.

Definition of Change of Control. Unless the committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between a participant and us, a change of control of the Company generally means the occurrence of any of the following events:

•
an acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of Lattice entitled to vote generally in the election of directors (excluding generally any acquisition directly from Lattice, any acquisition by Lattice, any acquisition by any employee benefit plan of Lattice or an affiliate, or the completion of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Lattice pursuant to which specific requirements are met);

•
a change in the composition of the board of directors with the result that the incumbent board members cease to constitute at least a majority of the board (not including directors whose election, or nomination for election by stockholders, was approved by a majority of the incumbent board); or

•	completion of specified reorganizations, mergers or consolidations or other disposition of all or substantially all of the assets of Lattice.

Amendment and Termination. The board of directors or the committee may amend the 2013 Incentive Plan, except that if any applicable statute, rule or regulation requires stockholder approval for an amendment to the 2013 Incentive Plan, then to the extent so required, stockholder approval will be obtained. The board of directors or the committee may also suspend or terminate all or any portion of the 2013 Incentive Plan at any time, but any suspension or termination may not, without a participant's consent, materially adversely affect any rights under any outstanding award. Unless sooner terminated by the board of directors or the committee, the 2013 Incentive Plan will terminate ten years after the date of the initial stockholder approval of the 2013 Incentive Plan.

U.S. Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2013 Incentive Plan generally applicable to us and to participants in the 2013 Incentive Plan who are subject to U.S. federal taxes. The summary is based on the applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards. Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

Restricted Stock Awards. Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether a participant has made a timely and proper Section 83(b) election. If a participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant receives from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, the participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made. If a participant has to forfeit the shares to us (e.g., upon the participant's termination prior to expiration of the restriction period), the participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the participant generally will have a capital loss equal to the amount, if any, paid for the shares.

Restricted Stock Units. A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the participant receives.

Performance Shares and Performance Units. A participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash, shares or other property to the participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid by the participant with respect to the performance shares or units.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2013 Incentive Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Code Section 162(m). Under Code Section 162(m), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1,000,000 per person in any year. “Covered employees” are defined as the principal executive officer and any one of the three highest paid executive officers (other than the principal executive officer or the principal financial officer) as of the close of the applicable taxable year. Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, one of the requirements that must be satisfied to qualify as performance-based compensation under Code Section 162(m) is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders. Accordingly, stockholder approval of the 2013 Incentive Plan is necessary to ensure that we have the ability to exclude taxable compensation attributable to stock options, stock appreciation rights and performance-based awards under the 2013 Incentive Plan that are intended to qualify as “qualified performance-based compensation” under Code Section 162(m) from the limits on tax deductibility imposed by Section 162(m). In the future, we may from time to time pay compensation to our executive officers that may not be deductible when, for example, we believe such compensation is appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and/or the executive's performance.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2013 Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2013 Incentive Plan until all tax withholding obligations are satisfied.

Plan Benefits

All awards to employees, officers, directors and consultants under the 2013 Incentive Plan are made at the discretion of the committee. Therefore, the benefits and amounts that will be received or allocated under the 2013 Incentive Plan are not determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the “2013 Grants of Plan-Based Awards Table” on page 27 below. Grants made to our non-employee directors in the last fiscal year are described in the “2013 Director Compensation Table” section on page 33 below. As of March 7, 2014 the closing sales price of a share of common stock as reported on the NASDAQ Global Select Market was $7.79 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDED LATTICE SEMICONDUCTOR CORPORATION 2013 INCENTIVE PLAN.

PROPOSAL 3: APPROVAL OF THE AMENDED LATTICE SEMICONDUCTOR CORPORATION 2011 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

We are seeking stockholder approval of our amended 2011 Non-Employee Director Equity Incentive Plan, which we refer to as the Amended Director Plan. Our board of directors recently amended the 2011 Non-Employee Director Equity Incentive Plan, upon recommendation of its compensation committee and subject to stockholder approval, to increase by 300,000 shares (from 1,110,000 shares to 1,410,000 shares) the number of shares of our common stock available for issuance under the Amended Director Plan.

As of March 7, 2014, the additional shares to be authorized for issuance under the Amended Director Plan represent approximately .26% of our outstanding shares of common stock. While authorizing these additional shares for issuance under the Amended Director Plan will increase the potential dilution represented by Lattice's equity compensation program for non-employee members of our board of directors, our board of directors and compensation committee believe that the potential dilution is reasonable. We anticipate the additional shares for which we are seeking stockholder approval will be sufficient for our equity compensation program for non-employee members of our board of directors through fiscal year 2014, and that we will need to seek stockholder approval for additional shares at our annual stockholders meeting in 2015.

If the stockholders approve the Amended Director Plan, in addition to the 300,000 new shares authorized for issuance under the Amended Director Plan, the shares that are subject to outstanding awards under the 2011 Non-Employee Director Equity Incentive Plan that are forfeited or canceled or expire can be reused under the Amended Director Plan. For information regarding the shares of our common stock that may be issued under our existing equity compensation plans as of December 28, 2013, please refer to the information set forth in this proxy statement under the "Equity Compensation Plan Information" subheading starting on page 37.

If stockholders do not approve the Amended Director Plan, the amendment to the Amended Director Plan will not become effective and the remaining shares available for issuance under the 2011 Non-Employee Director Equity Incentive Plan will remain available for new grants until awards have been granted covering all the shares authorized for issuance under the 2011 Non-Employee Director Equity Incentive Plan or it is terminated by our board of directors.

The summary description of the amendment to the Amended Director Plan provided above and of the material terms of the Amended Director Plan provided below are not intended to be a complete description of the Amended Director Plan. A copy of the complete text of the Amended Director Plan is included as Appendix B to this proxy statement, and the following description is qualified in its entirety by reference to the text of the Amended Director Plan.

Description of the Amended 2011 Non-Employee Director Equity Incentive Plan

Purpose. The purpose of the Amended Director Plan is to attract, retain and motivate non-employee members of our board of directors by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.

Administration. Our board of directors will administer the Amended Director Plan.

Eligibility. Awards may be granted under the Amended Director Plan to non-employee directors of the Company selected by the board of directors. As of March 7 2013, seven non-employee directors were eligible to receive awards under the Amended Director Plan.

Number of Shares. The number of shares of common stock authorized for issuance under the Amended Director Plan is 1,410,000 shares. Shares to be issued under the Amended Director Plan will be drawn from authorized and unissued shares or shares then held or subsequently acquired by the Company as treasury shares. If any change in our stock occurs by reason of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure, the board will make proportional adjustments to the maximum number and kind of securities available for issuance under the Amended Director Plan and subject to any outstanding award under the Amended Director Plan, including the per share price of such securities.

Types of Awards. The Amended Director Plan permits the grant of any or all of the following types of awards:

Stock Options. The board of directors may grant nonqualified stock options under the Amended Director Plan on the terms and conditions as determined by the board, except that the exercise price of stock options granted under the Amended Director

Plan must generally be at least 100% of the fair market value of the common stock on the date of grant and the term of a stock option cannot exceed ten years. Unless the board otherwise determines, fair market value means, as of a given date, the closing price of our common stock.

Stock Appreciation Rights (SARs). The board may grant SARs under the Amended Director Plan. SARs are the right to receive payment per share of an exercised SAR in stock or cash, or a combination of stock and cash, equal to the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted. The term of a stand-alone SAR cannot be more than ten years.

Stock Awards, Restricted Stock and Stock Units. The board may grant awards of shares of common stock, or awards designated in units of common stock, under the Amended Director Plan. These awards may be made subject to repurchase or forfeiture restrictions at the board's discretion. The restrictions may be based on continuous service with us or other criteria, as determined by the board.

Other Stock Based Awards. The board may grant other incentives payable in shares of common stock, subject to the terms of the Amended Director Plan and any other terms and conditions determined by the board.

Repricing. The Amended Director Plan prohibits the board, without stockholder approval, from lowering the price of an option after it is granted, except in connection with adjustments provided under the Amended Director Plan, taking any other action that is treated as a repricing under generally accepted accounting principles, or canceling an option at a time when its strike price exceeds the fair market value of the underlying stock, in exchange for cash, another option, restricted stock or units, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

Change in Control. Under the Amended Director Plan, unless otherwise provided in the instrument evidencing an award or in a written services or other agreement between the participant and us, in the event of a change of control:

•
In the event of a change in control, all awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions will lapse, immediately prior to the change in control and the awards will terminate at the effective time of the change of control.

•	In the event of certain reorganizations, mergers or consolidations, the committee may, in its discretion, instead provide that a participant's outstanding awards will be cashed out.

Definition of Change in Control. Unless the board determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written services or other agreement between a participant and us, a change in control of the Company generally means the occurrence of any of the following events:

•
An acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding generally any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or an affiliate), or the completion of a reorganization, merger or consolidation, a sale of all of the Company’s outstanding shares, or sale or other disposition of all or substantially all of the assets of the Company (pursuant to which specific requirements are met);

•
A change in the composition of the board such that the individuals who, as of the effective date of the Amended Director Plan, constitute the board cease for any reason to constitute at least a majority of the board (not including directors whose election, or nomination for election by stockholders, was approved by a majority of the incumbent board); or

•	Completion of specified reorganizations, mergers or consolidations or other disposition of all or substantially all of the assets of the Company.

Amendment and Termination. The board of directors may amend the Amended Director Plan, except that if any applicable statute, rule or regulation requires stockholder approval for an amendment to the Amended Director Plan, then to the extent so required, stockholder approval will be obtained. The board may also suspend or terminate all or any portion of the Amended Director Plan at any time, but any suspension or termination may not, without a participant's consent, materially adversely affect any rights under any outstanding award. Unless sooner terminated by the board, the Amended Director Plan will terminate ten years after the date of stockholder approval of the Amended Director Plan.

U.S. Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the Amended Director Plan generally applicable to us and to participants in the Amended Director Plan who are subject to U.S. federal taxes. The summary is based on applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price. Special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards. Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

Restricted Stock Awards. Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether a participant has made a timely and proper Section 83(b) election. If a participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant receives from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, the participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made. If a participant has to forfeit the shares to us (e.g., upon the participant's termination prior to expiration of the restriction period), the participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the participant generally will have a capital loss equal to the amount, if any, paid for the shares.

Restricted Stock Units. A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the participant receives.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the Amended Director Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Plan Benefits

All awards to non-employee directors under the Amended Director Plan are made at the discretion of the board. Therefore, the benefits and amounts that will be received or allocated under the Amended Director Plan are not determinable at this time. However, please refer to the description of grants made to our non-employee directors in the last fiscal year, which are described in this proxy statement under the “2013 Director Compensation Table” subheading starting on page 33. The closing price of our common stock, as reported on the NASDAQ Global Select Market on March 7, 2014, was $7.79 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDED LATTICE SEMICONDUCTOR CORPORATION 2011 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN.

PROPOSAL 4: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are asking stockholders to approve an advisory resolution on the Company’s named executive officer compensation as disclosed in this proxy statement. As described below in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, the compensation committee has structured our executive compensation program to attract, motivate and retain highly qualified employees, to align our executives’ interests with those of our stockholders and to provide our executives with certain additional compensation when superior financial results are achieved. The compensation committee and the board of directors believe that the compensation policies and procedures articulated in the “Compensation Discussion and Analysis” section of this proxy statement are effective in achieving our goals.

We urge stockholders to read the “Executive Compensation” section of this proxy statement beginning on page 21 of this proxy statement, including the “Compensation Discussion and Analysis” that discusses our named executive compensation for fiscal 2013 in more detail, as well as the “Summary Compensation Table” and other related compensation tables, notes and narrative, appearing on pages 21 through 33 of this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with recently adopted Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following resolution at the 2014 annual meeting of stockholders:

RESOLVED, that the stockholders of Lattice Semiconductor Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2014 annual meeting of stockholders.

Although this proposal, commonly referred to as a “say-on-pay” vote, is an advisory vote that will not be binding on the board of directors or the compensation committee, the board of directors and the compensation committee will consider the results of this advisory vote when making future decisions regarding our named executive officer compensation programs. Stockholders have an opportunity to cast such an advisory vote annually, therefore, your next opportunity to do so will be at the 2015 annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT
THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS,
OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

We believe that executive compensation arrangements and practices should be clear and unambiguous, and should be fully approved by the compensation committee and disclosed to stockholders. We endeavor to attract, motivate and retain highly qualified employees, to align our executives’ interests with those of our stockholders and to provide our executives with certain additional compensation when superior financial results are achieved.

We believe our senior management has the highest potential to impact our business results and thus variable, performance-based cash compensation should constitute a higher percentage of our executives’ overall potential cash compensation. We also believe that senior management performance should be measured primarily by business results that are linked to stockholder interests.

We strive to maintain an egalitarian culture in which the compensation programs offered to all employees are aligned to ensure consistent effort to achieve financial and operational goals and thus, to increase stockholder value. We believe that senior management should be held to the same standards as other employees. Therefore, we offer only limited enhanced benefits to senior management, and only with a direct business purpose.

We believe that cash-based variable compensation of executive officers should be directly linked to our short-term or annual performance, while longer-term incentives, such as equity compensation, should be aligned with the objective of enhancing stockholder value over the long term. We believe the use of equity compensation strongly links the interests of Company management to the interests of our stockholders.

In addition, we believe that our total compensation packages must be competitive with other companies in our industry to ensure that we can continue to attract, retain, and motivate the senior executives whom we believe are critical to our long-term success. We believe that we can accomplish our executive compensation goals while maintaining appropriate levels of internal pay equity, both between the chief executive officer and other executives, and between executives and other non-executive employees.

Comparisons to Market Data

As part of its process for reviewing and approving executive compensation during fiscal 2013, the compensation committee used market data for a peer group of companies, principally mid-sized technology companies with significant operations in California and Oregon. Market data was collected and analyzed with the assistance of Mercer. Peer group comparisons were judged in part with reference to the relative size and financial performance of the Company and the members of the peer group.

During fiscal 2013, the peer group consisted of the following companies:

Applied Micro Circuits Corporation
Cavium, Inc.
Cirrus Logic, Inc.
Cypress Semiconductor Corporation
Entropic Communications, Inc.
Hittite Microwave Corporation
Integrated Device Technology, Inc.
Mellanox Technologies Ltd.
Micrel, Inc.
Microsemi Corporation
Monolithic Power Systems, Inc.
PMC-Sierra, Inc.
Power Integrations, Inc.
Rambus Inc.
Semtech Corporation
Silicon Image, Inc.
Silicon Laboratories, Inc.
TriQuint Semiconductor, Inc.

The compensation committee analyzed the market data primarily to ensure that the executive compensation program as a whole was competitive with compensation programs at peer group companies. The compensation committee did not generally target a specific position in the range of market data for each individual executive or for each component of compensation. In determining the amounts of each component of compensation for each executive officer, the committee considered its judgment as to executive’s level of responsibility, prior experience, past job performance, contribution to the Company’s success, capability and results achieved, and reviewed the benchmark data. The compensation committee did not generally apply formulas or assign these factors specific mathematical weights, but rather exercised its business judgment and discretion.

Fiscal 2013 Executive Compensation

The principal components of fiscal 2013 executive compensation are base salary, annual cash-based incentive compensation, and long-term equity incentive compensation.

In determining the fiscal 2013 compensation package for the chief executive officer and the Company’s other named executive officers, the compensation committee considered all components of the officers' compensation. Based on the factors discussed above, the compensation committee has determined that the total compensation of the chief executive officer and the other named executive officers of the Company, including the potential payouts in the case of severance and change of control arrangements, were reasonable and not excessive.

Base Salary

Base salaries for our named executive officers for fiscal 2013 were set based on competitive factors including the need to attract and retain and motivate superior performance by our executive officers and the historic salary structure for various levels of responsibility within the Company. The compensation committee periodically conducts surveys of companies in our industry in order to determine whether our executive base salaries are in a competitive range. The committee’s review of salaries in 2013 indicated that executive salaries generally fell between the 25th and 50thpercentile of salaries for comparable positions at peer companies. In reviewing the base salary for the Company's chief executive officer for fiscal 2013, the committee reviewed survey data relating to peer companies in our industry and determined that the salary was between the 25th and 50th percentile of salaries for this position. Mr Billerbeck's salary was increased to $472,500 annually, at approximately the 50th percentile of base salaries for this position. The committee made and intends in the future to make annual adjustments to the base salary of the chief executive officer during its regularly scheduled board meeting during the first fiscal quarter, commencing in fiscal 2014, to generally align the base salary of the chief executive officer to salaries paid to comparable officers at peer companies and in connection with the review of executive officer and other employee performance.

Annual Cash-based Incentive Compensation

The Company’s annual cash incentive compensation program is intended to align executive officer interests with our short term corporate strategy and correlate pay with the achievement of short-term Company objectives and financial performance.

For fiscal 2013 the chief executive officer, other executive officers, and other members of senior management, including corporate vice presidents, together with all other employees of the Company were eligible to participate in the Company’s 2013 Cash Incentive Plan (the “2013 Plan”). Under the 2013 Plan, individual cash incentive payments for the chief executive officer and other executive officers were based both on Company performance, as measured by achievement of operating income (before incentive plan accruals and certain acquisition related costs) and revenue goals within specified ranges established by the compensation committee, and corporate management objective performance, as measured by the achievement of functional group management objectives, with each of these components potentially affecting the cash incentive award. The compensation committee determined the individual performance of the chief executive officer, as measured against the personal management objectives established by the committee during the first fiscal quarter of 2013, and the chief executive officer determined the individual performance of the other functional groups, as measured against group management objectives recommended by the chief executive officer and approved by the committee during the first fiscal quarter of 2013. The functional group management objectives related to achievement of certain financial performance, product development, customer development and operational efficiency targets.

In setting the 2013 Plan award target amounts for the named executive officers for fiscal 2013, the compensation committee considered the overall affordability of the 2013 Plan and considered the industry market data provided by the compensation consultant.

The 2013 Plan required that the Company achieve a certain level of profitability on a GAAP operating basis, or there would be no payments under the 2013 Plan. Under the 2013 Plan, the aggregate target cash awards for all executive management participants in the 2013 Plan, including the chief executive officer, other executive officers, and other members of senior management, including corporate vice presidents, totaled approximately $2.7 million, and the aggregate maximum cash award for all participants at 100% achievement of their incentive targets was $6.5 million. Four levels of Company financial performance were projected (labeled L2, L3, L4 and L5 in the table below) as reflected in GAAP operating income and revenue targets that were required to be met for the 2013 Plan to fund at each of the four levels, assuming 90% achievement of management objectives and before application of the 25% operating income cap. In addition, the compensation committee provided that, in connection with payments under the 2013 Plan, the aggregate amount of payments under the 2013 Plan could not exceed 28% of GAAP operating income before accruals for 2013 Plan payments and before certain acquisition related expenses. If company performance fell between two performance levels (such as between L3 and L4), the 2013 Plan was to be funded on a curve. In addition, pursuant to the terms of the 2013 Plan and applicable employment agreements, all employees, including the chief executive officer, other executives and corporate vice presidents, were eligible to receive incentives under the Plan equal to not more than 200% of their target incentives in the event that the targets for each level were achieved.

2013 Plan Company Financial Performance Structure (Annual Figures)

	L2	L3	L4	L5
GAAP Operating Income	$18.2M	$20.3M	$31.9M	$40.9M
Revenue	$276M	$280M	$300M	$320M
Budget Pool for Executives and Other Management	$0.7M	$1.4M	$2.1M	$2.8M
Budget Pool for Other Employees	$2.7M	$5.4M	$8.1M	$10.8M
Executive Plan Element Funding Levels (% of Annual Target)	50%	100%	150%	200%

The Company's operating income for fiscal 2013 (before accrual and payment of incentives under the 2013 Plan and certain acquisition related expenses) was approximately $40.3 million, the Company's revenue for fiscal 2013 was approximately $332.5 million and the achievement of management objectives was 86%, resulting in a payment under the 2013 Plan to the chief executive officer and to executives at 162% of target after application of the operating income cap of 28%. The aggregate amount paid to the chief executive officer, other executives and corporate vice presidents under the 2013 Plan was approximately $2.4 million and the aggregate amount paid to other employees was $8.9 million.

Long-Term Equity Incentive Compensation

The Company’s equity incentive plans are intended to motivate and reward the achievement of long-term Company performance and to motivate and retain key personnel. In fiscal 2013, the compensation committee engaged the services of Mercer to review the Company’s equity compensation programs. Based on this review and other deliberations, the committee determined to continue its practice of granting a blend of options and RSUs in connection with its annual grants in fiscal 2013. The committee established a potential grant value for each named executive officer, including the chief executive officer, based on recommendations provided by Mercer, as revised to reflect the Company's commitment to the burn rate cap on annual equity grants. The committee intends these grants to be competitive with similar grants to named executive officers by companies in our peer group based on our valuation of the grants using the Black-Scholes valuation model. The committee made and intends in the future to make annual replenishment grants during its regularly scheduled board meeting during the first fiscal quarter, commencing in fiscal 2014, to align the timing of these grants with the review of executive officer and other employee performance. In addition, the committee intends to implement performance criteria for vesting of certain equity awards to the chief executive officer, other executives and corporate vice presidents in 2014.

Certain Executive Officer and Other Compensation Polices

Annual Burn Rate Commitment for Equity Compensation Awards

In February 2011, the compensation committee and Board of Directors approved an annual burn rate commitment pursuant to which the number of shares subject to equity compensation awards to be granted would be limited in a manner consistent with the recommendations of Institutional Shareholder Services (ISS) for companies in our industry. During 2011, 2012 and 2013 the Company intended that such awards would not exceed, as an average over the three-year period, 4% of the Company's outstanding shares per year (measured as the weighted-average common shares outstanding, excluding treasury shares, for each year). For purposes of this calculation, one full value share equaled 1.5 option shares, as calculated consistent with ISS policy regarding the volatility of the Company's common stock, which may change from year to year. As a result of the need to recruit certain executives during this three year period, the Company's burn rate slightly exceeded the announced target and was approximately 4.61%. In 2012 and 2013, the burn rate was 3.86% and 4.25%, respectively.

Amended Equity Compensation Plan to Prohibit Repricing Stock Options Without Stockholder Approval

In February 2011, the committee also approved amendments to the Company's 1996 Stock Incentive Plan, under which our named executive officer equity compensation awards are granted, to prohibit repricing of stock options without stockholder approval going forward. In addition, the Company's 2013 Incentive Plan and 2011 Non-Employee Director Equity Incentive Plan also expressly prohibits the repricing of stock options without stockholder approval.

Stock Ownership and Retention Requirements

In February 2011, the compensation committee recommended and the Board adopted the requirement that the Company's chief executive officer, not more than five years after the date of initial employment, maintain ownership of the Company's stock equal in value to three times the chief executive officer's base salary. In addition, the compensation committee adopted a requirement that each of the Company's officers will be required to hold for a minimum of 24 months after the applicable payment date all shares acquired pursuant to RSUs.

Restitution or Recovery Policy

In February 2011, the Board approved amendments to the Company's Corporate Governance Policies to provide that the Company will seek to recover, at the direction of the compensation committee after it has considered the costs and benefits of doing so, and to the extent permitted by applicable law, incentive compensation awarded or paid to an executive officer of the Company for a fiscal period if the result of a performance measure upon which the award was based or paid is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award or payment.

Other Executive Benefit Arrangements and Gross Ups

In February 2011, the compensation committee adopted a policy eliminating the payment of all tax gross-ups for the Company's executive officers except for tax gross-ups for relocation expenses.

Accounting and Tax Considerations

In determining the compensation programs, practices and packages offered to the Company’s executive officers for fiscal 2013, the compensation committee took into consideration the accounting and tax effects of each component of compensation and aims to keep the compensation expenses associated with such programs, practices and packages within reasonable levels.

Under Section 162(m) of the Internal Revenue Code and related regulations of the Internal Revenue Service, the Company generally receives a federal income tax deduction for compensation paid to our chief executive officer and one other highly paid executive officer (other than the chief financial officer) only if the compensation is less than $1 million during any year or is “performance-based” under Section 162(m). Our 1996 Stock Incentive Plan and 2013 Incentive Plan were designed to permit our compensation committee to grant stock options and other equity compensation awards that are “performance-based” and thus fully tax-deductible to the Company. We may from time to time pay compensation to our executive officers that may not be deductible when, for example, we believe such compensation is appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and/or the executive's performance.

Results of 2013 Stockholder Advisory Approval of Named Executive Officer Compensation

At the Company's 2013 annual meeting of stockholders, we requested our stockholders to approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers for fiscal 2012 as reported in the proxy statement for the 2013 annual meeting of stockholders. The Company's stockholders expressed substantial support for the named executive officers' compensation, with approximately 99.04% of the shares present and entitled to vote for approval, on an advisory basis, of this "say on pay" proposal. Because of this high level of support expressed by our stockholders, the compensation committee has continued to apply a similar approach for named executive officers compensation decisions and policies.

2013 Summary Compensation Table

The following table sets forth summary information concerning compensation for our named executive officers, which includes our CEO, our CFO, each individual who served in such capacities during our fiscal year ended December 28, 2013, and our other three highest compensated executive officers for fiscal 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensa- tion ($)	All Other Compensa- tion ($)(2)	Total ($)
Billerbeck, Darin G. President and CEO	2013	470,250	0		999,999	986,736	756,382	5,565	3,218,932
	2012	450,000	0		1,000,000	0	0	7,444	1,457,444
	2011	450,000	0		250,003	0	135,000	2,529	837,532
Bedewi, Joseph G. Corporate Vice President and CFO(3)	2013	280,000	0		150,001	156,541	225,393	7,082	819,017
	2012	272,500	0		101,762	99,999	0	9,082	483,343
	2011	182,692	0		692,000	0	44,471	86,671	1,005,834
Milstead, Byron W. Corporate VP & General Counsel(4)	2013	268,211	977	(5)	124,999	130,451	219,509	86,734	830,881
	2012	275,000	0		101,762	99,999	0	9,784	486,545
	2011	271,923	0		100,000	110,250	67,885	6,706	556,764

(1)
This amount represents the aggregate grant date fair value computed in accordance with the requirements of FASB ASC Topic 718, excluding the effect of any estimated forfeitures. Amounts shown do not reflect compensation actually received by the named executive officer. The assumptions used to calculate the value of the option awards are set forth in Note 13 in the Notes to Consolidated Financial Statements in our Annual Report on form 10-K for the fiscal year ended December 28, 2013.

(2)	Additional information regarding the amounts provided in this column is provided in the All Other Compensation Table that follows this table.

(3)	Mr. Bedewi joined the Company as Corporate Vice President and Chief Financial Officer on April 11, 2011.

(4)
Mr. Milstead also serves as President and General Manager of Lattice SG Pte Ltd., the Company's wholly owned sales and distribution subsidiary in Singapore. Mr Milstead's compensation for fiscal 2013 includes compensation paid both for his service as Corporate VP & General Counsel of Lattice Semiconductor Corporation and President & General Manager of Lattice SG Pte. Ltd.. Amounts paid to Mr. Milstead in Singapore dollars have been converted to U.S. dollars using the exchange rate in effect on the last day of the fiscal year.

(5)
In 2013, Mr. Milstead was awarded a bonus in accordance with a Company policy that awards a bonus in the amount of $1,000 for all domestic employees who have been employed with the Company for five years. The bonus was paid 90% in Singapore dollars and 10% in U.S. dollars. Consistent with footnote 4 above, the amount in the table reflects the exchange rate in effect on the last day of the fiscal year.

2013 All Other Compensation Table

The following table sets forth information concerning items included in the All Other Compensation column of the Summary Compensation Table for the fiscal year ended December 28, 2013.

Name	Supplemental Life Insurance Premiums ($)	Supplemental Disability Insurance Premiums ($)	Other ($)		Total ($)
Billerbeck, Darin G. President & CEO	1,458	4,107	0		5,565
Bedewi, Joseph G. Corporate VP & CFO	5,441	1,641	0		7,082
Milstead, Byron W. Corporate VP & General Counsel	3,442	4,343	78,949	(1)	86,734

(1) Consists of an apartment and home office in Singapore at an aggregate incremental cost to the Company of $63,277, a local transportation allowance of $11,671 and additional phone service.

2013 Grants of Plan-Based Awards Table
The following table sets forth information regarding plan-based awards granted during the fiscal year ended December 28, 2013 to each of our named executive officers.

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards($)(1)
			Thres-hold ($)	Target ($)	Maximum ($)
Billerbeck, Darin G. President & CEO	Cash Incentive Plan Award		0	472,500	945,000
	RSU Grant	2/5/2013				215,517	(2)				999,999
	Stock Option	2/5/2013						480,000	(3)	4.84	986,736
Bedewi, Joseph G. Corporate VP & CFO	Cash Incentive Plan Award		0	140,000	280,000
	RSU Grant	3/25/2013				27,778	(4)				150,001
	Stock Option	3/25/2013						66,738	(3)	5.40	156,541
Milstead, Byron W. Corporate VP & General Counsel	Cash Incentive Plan Award		0	137,500	275,000
	RSU Grant	3/25/2013				23,148	(4)				124,999
	Stock Option	3/25/2013						55,615	(3)	5.40	130,451

(1)
Fair value as of the grant date was determined in accordance with ASC 718, excluding the effect of any estimated forfeitures. The assumptions used to calculate the value of the option awards are set forth in Note 13 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 28, 2013.

(2)	These RSUs vest at the rate of 50% of the total RSUs as of one year from the grant date, and at the rate of 12.5% of the total RSUs as of the end of each three-month period thereafter.

(3)
These stock options vest at the rate of 6.25% of the total option shares as of three months from the grant date, and at the rate of 6.25% of the total options shares as of the end of each three-month period thereafter.

(4)	These RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Amounts in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for fiscal years 2011 and 2013 represent payments of awards under our Cash Incentive Plan for each of those years. Each named executive officer’s potential award was based on a specified percentage of his annual base salary and the potential award increases when and if a named executive officer's annual base salary increases. The GAAP operating income and revenue targets established under the Cash Incentive Plan for fiscal 2012 were not achieved so no payments were made to the named executive officers under the Cash Incentive Plan for fiscal 2012.

See also the “Compensation Discussion and Analysis” above for more information about our Cash Incentive Plan for fiscal 2013.

Amounts in the Bonus column of the Summary Compensation Table represent service bonuses paid to the executive officer under a broad-based employment policy.

Other elements of executive compensation include participation in a broad-based life and disability insurance program, broad-based medical benefits, and the ability to defer compensation pursuant to a broad-based 401(k) plan that provided matching contributions in fiscal 2011 and 2012 that were eliminated in fiscal 2013. The Company does not maintain a pension plan or any other defined benefit retirement plans.

The Company provides certain supplemental life and disability insurance coverage to executive officers and certain other members of senior management. Because the Company negotiates these insurance arrangements on a bulk basis, such insurance coverage, whether issued on a group basis or individually underwritten, is obtained by the Company at rates that are likely to be better than those obtainable by individuals seeking comparable insurance coverage on their own. The premiums paid by the Company for such supplemental insurance are considered a taxable benefit to the employee, and, prior to 2010, the Company made payments on behalf of the executive officers and such other members of senior management for the estimated effect of taxes on such premium payments.

The principal equity component of executive compensation historically has been our employee stock option program. In past years, stock options were typically granted when an executive joined us and on an annual basis thereafter under a replenishment program. Initial stock option grants vest over a period of four years. The purpose of the annual replenishment program is to ensure that our executives always have options that vest in increments over a subsequent four-year period. Stock options are also occasionally granted for promotions or other special achievements. Stock options provide a means of retention and motivation for our executives and also align their interests with long-term stock price appreciation.

All stock option grants have a per share exercise price equal to the fair market value of our stock on the date of grant. The Company has not granted, nor does it intend in the future to grant, equity-based compensation awards (stock options and/or restricted stock units) to executives in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our stock, such as a significant positive or negative earnings announcement. Similarly, the Company has not timed, nor does it intend in the future to time, the release of material nonpublic information based on equity award grant dates.

CEO Employment Agreement

Effective November 8, 2010, in connection with the hiring of Darin G. Billerbeck as the President and Chief Executive Officer, the Company entered into an employment agreement with Mr. Billerbeck, which sets forth terms and provisions governing Mr. Billerbeck’s employment as President and Chief Executive Officer. Certain terms of Mr. Billerbeck’s agreement are as follows:

Salary. As of the Start Date, Mr. Billerbeck received a base salary at an annual rate of not less than $450,000.

Annual Incentive. Mr. Billerbeck will be a participant in the Company’s cash incentive plan established by the Company from time to time. Mr. Billerbeck will be eligible for an annual incentive bonus of 60% of his base salary in 2011 and of 100%

in subsequent years (or such higher figure as the Compensation Committee of the Board of Directors (the “Committee”) may select (the “Target Bonus”) upon the achievement of specific milestones to be established by Mr. Billerbeck and the Committee. Upon superior achievement of the performance milestones, Mr. Billerbeck may earn a maximum annual incentive bonus of up to 150% of his Target Bonus. In 2013, Mr Billerbeck's maximum annual incentive bonus was increased to 200% of his Target Bonus.

Sign-on Bonus. Within 30 days of the Start Date, Mr. Billerbeck received a sign-on bonus of $300,000. This bonus was paid in lieu of any relocation expenses.

Stock Options. As of the Start Date, Mr. Billerbeck was granted a non-statutory stock option to purchase 750,000 shares of Company common stock under the Company’s 2001 Stock Plan at an exercise price equal to the closing price of a share of Company common stock on the date of grant. The shares subject to such option will be scheduled to vest at a rate of 25% of the shares subject to the option vesting on the first anniversary of his start date, with an additional 6.25% of the shares subject to the option vesting thereafter in equal quarterly installments.

Mr. Billerbeck is eligible for additional equity grants in accordance with Company guidelines, at times and in amounts to be determined by the Committee.

Employee Benefits. Mr. Billerbeck is eligible to participate in any employee benefit plans or arrangements on no less favorable terms than for other Company executives.

Severance. In the event of an “Involuntary Termination” (as defined in the agreement) of Mr. Billerbeck’s employment, the Company will pay Mr. Billerbeck an amount equal to (i) Mr. Billerbeck’s then base salary, plus Mr. Billerbeck’s then target bonus amount, plus (ii) if he elects to continue health insurance coverage under COBRA, the amount of his monthly premium until the earlier of twelve months after the termination date or the date he commences receiving substantially equivalent coverage in connection with new employment. Additionally, Mr. Billerbeck will become immediately vested in all of his outstanding equity awards as if he continued service with the Company for an additional 12 months.

If there is an Involuntary Termination of Mr. Billerbeck’s employment, and such termination occurs immediately prior to a change in control or within 24 months following the change in control, then Mr. Billerbeck will immediately fully vest in all of his outstanding equity awards. Additionally, the Company will pay Mr. Billerbeck an amount equal to (i) 2.0 times Mr. Billerbeck’s then base salary, plus 2.0 times Mr. Billerbeck’s then target bonus amount, plus (ii) duration of COBRA coverage as set forth above.

The severance benefits will be subject to Mr. Billerbeck entering into (and not subsequently revoking) a separation agreement and release of claims, and agreeing to certain non-compete, non-solicitation and non-disparagement provisions that would be in effect for 12 months following his termination date.

Excise Tax. In the event that the severance payments and other benefits payable to Mr. Billerbeck constitute “parachute payments” under Section 280G of the U.S. tax code and would be subject to the applicable excise tax, then Mr. Billerbeck’s severance and other benefits shall be either (i) delivered in full, or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by Mr. Billerbeck on an after-tax basis of the greatest amount of benefits.

Other Executive Employment Agreements

In May 2008, in connection with the hiring of Byron W. Milstead as Corporate Vice President, General Counsel and Secretary, the Company entered into an employment agreement with Mr. Milstead. This agreement outlined the basic terms of Mr. Milstead’s compensation package. In addition, the agreement provided for certain severance benefits to be paid to Mr. Milstead under the same conditions that such benefits would be required to be paid under the chief executive officer’s employment agreement. All severance payments were conditioned upon the execution by the recipient of the payment of a release of claims against the Company and his compliance with certain obligations owed to the Company under his employment agreement. In 2013, the Company entered into a Short Term Assignment Letter of Understanding with Mr. Milstead relating to his posting in Singapore pursuant to which the Company provided Mr. Milstead with additional benefits and compensation to facilitate his relocation from the United States and the conduct of his duties in Singapore.

In April 2011, in connection with the hiring of Joseph G. Bedewi as Corporate Vice President and Chief Financial Officer, the Company entered into an employment agreement with Mr. Bedewi. This agreement outlined the basic terms of Mr. Bedewi's compensation package. In addition, the agreement provided for certain severance benefits to be paid to

Mr. Bedewi under the same conditions that such benefits would be required to be paid under the chief executive officer's employment agreement. All severance payments were conditioned upon the execution by the recipient of the payment of a release of claims against the Company and his compliance with certain obligations owed to the Company under his employment agreement.

2013 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information with respect to all unexercised options and unvested stock grants as of the fiscal year ended, December 28, 2013, that have been previously awarded to the named executive officers.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Name	Exercisable		Unexercisable
Billerbeck, Darin G. President & CEO	562,500	(2)	187,500	4.86	11/8/2017	12,401	(3)	66,593
	90,000	(4)	390,000	4.64	2/5/2020	77,799	(5)	417,781
						215,517	(6)	1,157,326
Bedewi, Joseph G. Corporate VP & CFO	12,583	(7)	20,974	6.43	3/30/2019	37,500	(8)	201,375
	12,513	(9)	54,225	5.40	3/25/2020	9,720	(10)	52,196
						22,778	(11)	122,318
Milstead, Byron W. Corporate VP & General Counsel	25,557	(12)	11,618	6.30	2/1/2018	4,960	(3)	26,635
	12,583	(7)	20,974	6.43	3/30/2019	9,720	(10)	52,196
	10,427	(9)	45,188	5.40	3/25/2020	23,148	(11)	124,305

(1)	The market value of shares that have not vested was determined based on the fair market value of the Company’s common stock as of December 27, 2013, the last business day of fiscal 2013.

(2)
These stock options were granted on November 8, 2010. The options vest at the rate of 25% of the total option shares as of one year from the grant date, and at the rate of 6.25% of the total option shares as of the end of each three-month period thereafter.

(3)
These RSUs were granted on February 1, 2011. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(4)
These stock options were granted on February 5, 2013. The options vest at the rate of 6.25% of the total option shares as of three months from the grant date, and 6.25% of the total option shares as of the end of each three-month period thereafter.

(5)
These RSUs were granted on March 30, 2012. The RSUs vest at the rate of 33.3% of the total RSUs as of one year from the grant date, and at the rate of 8.3375% of the total RSUs as of the end of each three-month period thereafter.

(6)	These RSUs were granted on February 5, 2013. The RSUs vest at the rate of 50% as of one year from the grant date, and 12.5% as of the end of each three-month period thereafter.

(7)
These stock options were granted on March 30, 2012. The options vest at the rate of 6.25% of the total option shares as of three months from the grant date, and at the rate of 6.25% of the total option shares as of the end of each three-month period thereafter.

(8)
These RSUs were granted on May 2, 2011. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(9)
These stock options were granted on March 25, 2013. The options vest at the rate of 6.25% of the total option shares as of three months from the grant date, and 6.25% of the total option shares as of the end of each three-month period thereafter.

(10)
These RSUs were granted on March 30, 2012. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(11)
These RSUs were granted on March 25, 2013. The RSUs vest at the rate of 25% of the total option shares as of one year from the date of grant, and 6.25% of the total option shares as of the end of each three-month period thereafter.

(12)
These stock options were granted on February 1, 2011. The options vest at the rate of 6.25% of the total option shares as of three months from the grant date, and at the rate of 6.25% of the total option shares as of the end of each three-month period thereafter.

2013 Option Exercises and Stock Vested Table

The following table sets forth information for the fiscal year ended December 28, 2013 with respect to the shares acquired pursuant to option exercises and shares acquired on vesting of RSUs for the named executive officers.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Billerbeck, Darin G. President & CEO	0	0	87,643	447,453
Bedewi, Joseph G. Corporate VP and CFO	0	0	30,832	153,379
Milstead, Byron W. Corporate VP & General Counsel	32,500	97,825	9,800	49,585

(1)	The value realized on exercise was determined based on the difference between the fair market value on the date of exercise and the exercise price.

(2)	The value realized on vesting was determined based on the fair market value of the Company’s common stock on the date of vesting.

Potential Payments upon Termination or Change-In-Control

The following paragraphs describe the terms of the employment agreements between the Company and each of Mr. Billerbeck, Mr. Bedewi and Mr. Milstead that provide for payment of benefits to our named executive officers at, following, or in connection with, any termination of such named executive officer’s employment with the Company.

Darin G. Billerbeck

In the event of an “Involuntary Termination” (as defined in the agreement) of Mr. Billerbeck’s employment, the Company will pay Mr. Billerbeck an amount equal to (i) Mr. Billerbeck’s then base salary, plus Mr. Billerbeck’s then target bonus amount, plus (ii) if he elects to continue health insurance coverage under COBRA, the amount of his monthly premium until the earlier of twelve months after the termination date or the date he commences receiving substantially equivalent coverage in connection with new employment. Additionally, Mr. Billerbeck will become immediately vested in all of his outstanding equity awards as if he continued service with the Company for an additional 12 months.

If there is an Involuntary Termination of Mr. Billerbeck’s employment, and such termination occurs immediately prior to a change in control or within 24 months following the change in control, then Mr. Billerbeck will immediately fully vest in all of his outstanding equity awards. Additionally, the Company will pay Mr. Billerbeck an amount equal to (i) 2.0 times Mr. Billerbeck’s then base salary, plus 2.0 times Mr. Billerbeck’s then target bonus amount, plus (ii) duration of COBRA coverage as set forth above.

The severance benefits will be subject to Mr. Billerbeck entering into (and not subsequently revoking) a separation agreement and release of claims, and agreeing to certain non-compete, non-solicitation and non-disparagement provisions that would be in effect for 12 months following his termination date.

Other Named Executive Officers

Under the terms of the employment agreements with each of Mr. Bedewi and Mr. Milstead, in the event that the officer’s employment is terminated by the Company without Cause (as defined in the agreements) or by the Officer for Good Reason (as defined in the agreements), the Company will pay an amount equal to the officer’s then base salary, plus a pro-rata portion of the officer’s then target bonus amount to each of Mr. Bedewi and Mr. Milstead. Additionally, if the officer elects to continue health insurance coverage under COBRA, the Company will pay the amount of his monthly premium until the earlier of twelve months after the termination date or the date he commences receiving substantially equivalent coverage in connection with new employment.

In the event that the officer’s employment is terminated by the Company without Cause or by the Officer for Good Reason, and such termination occurs immediately prior to a change in control or within 24 months following the change in control, then the officer will immediately fully vest in all of his outstanding equity awards. Additionally, the Company will pay the officer an amount equal to the officer’s then base salary, plus the officer’s then target bonus amount, plus the amount of health insurance coverage under COBRA as described earlier.

The severance benefits will be subject to the officer entering into (and not subsequently revoking) a separation agreement and release of claims, and agreeing to certain non-compete, non-solicitation and non-disparagement provisions that would be in effect for 12 months following his termination date. The following table provides information regarding the amounts that would have been owed to our current named executive officers if their employment with the Company had been terminated as of December 27, 2013, the last business day of our fiscal year ended December 28, 2013.

Name	Basis of Termination	Accrued Unpaid Salary ($)	Unreimbursed Business Expenses ($)	Severance Payment ($)		Continuation of Insurance Benefit ($)	Accelerated Vesting of Stock Options and Restricted Stock Units ($)
Billerbeck, Darin G. President & CEO	Voluntary Termination	9,087	0	0		0	0
	Terminated without Cause or Termination by Employee with Good Reason	9,087	0	945,000	(1)	20,389	1,527,674	(2)
	Within 24 months after Change in Control, Terminated without Cause or Termination by Employee with Good Reason	9,087	0	1,890,000	(3)	20,389	2,022,025	(4)
Bedewi, Joseph G. Corporate VP & CFO	Voluntary Termination	5,385	0	0		0	0
	Terminated without Cause or Termination by Employee with Good Reason	5,385	0	420,000	(5)	20,389	0
	Within 24 months after Change in Control, Terminated without Cause or Termination by Employee with Good Reason	5,385	0	420,000	(6)	20,389	402,739	(7)
Milstead, Byron W. Corporate VP & General Counsel	Voluntary Termination	529	29	0		0	0
	Terminated without Cause or Termination by Employee with Good Reason	529	29	412,500	(5)	20,389	0
	Within 24 months after Change in Control, Terminated without Cause or Termination by Employee with Good Reason	529	29	412,500	(6)	20,389	203,136	(7)

(1)	This amount is equal to 1.0 times Mr. Billerbeck’s base salary plus 1.0 times his target cash award under the 2013 Cash Incentive Plan.

(2)
This amount represents the aggregate value of the in-the-money stock options that would have become exercisable and RSUs that would have vested as a result of acceleration of vesting provided for in Mr. Billerbeck’s employment agreement if the Company had terminated him without Cause or if Mr. Billerbeck had terminated his employment with Good Reason on December 27, 2013. The closing price of our common stock on December 27, 2013 (the last day in fiscal 2013 that financial markets were open) was $5.37.

(3)	This amount is equal to 2.0 times Mr. Billerbeck’s base salary plus 2.0 times his target cash award under the 2013 Cash Incentive Plan.

(4)
This amount represents the aggregate value of the in-the-money stock options that would have become exercisable and RSUs that would have vested as a result of acceleration of vesting provided for in Mr. Billerbeck’s employment agreement if, within 24 months following a Change in Control, the Company had terminated Mr. Billerbeck without

Cause or if Mr. Billerbeck had terminated his employment with Good Reason on December 27, 2013. The closing price of our common stock on December 27, 2013 (the last day in fiscal 2013 that financial markets were open) was $5.37.

(5)
This amount is equal to 1.0 times the executive officer’s base salary plus 1.0 times the executive officer’s target cash award (without any pro rata reduction due to the month of the hypothetical termination because the plan year had been completed) under the 2013 Cash Incentive Plan.

(6)	This amount is equal to 1.0 times the executive officer’s base salary plus 1.0 times the executive officer’s target cash award (without any pro rata reduction) under the 2013 Cash Incentive Plan.

(7)
These amounts represent the aggregate value of the in-the-money stock options that would have become exercisable and RSUs that would have vested as a result of acceleration of vesting provided for in each executive officer’s employment agreement if, within 24 months following a Change in Control, the Company had terminated the executive officer without Cause or if the executive officer had terminated his employment with Good Reason on December 27, 2013. The closing price of our common stock on December 27, 2013 (the last day in fiscal 2013 that financial markets were open) was $5.37.

2013 Director Compensation Table

The following table sets forth information concerning compensation of our non-employee directors for the fiscal year ended December 28, 2013.

Name	Fees Earned in Cash ($)		Stock Awards ($)(10)	Total ($)
Jones, Patrick S., Chairman	100,000	(1)	105,002	205,002
Abrams, Robin A.	50,000	(2)	105,002	155,002
Bourgoin, John	56,667	(3)	105,002	161,669
Herb, Robert R.	18,750	(4)	201,321	220,071
Jensen, Mark E.	23,333	(5)	204,921	228,254
Krishnamurthy, Balaji	50,833	(6)	105,002	155,835
Marz, W. Richard	17,835	(7)	0	17,835
Parker, Gerhard H.	55,000	(8)	105,002	160,002
Schwarz, Hans	45,000	(9)	105,002	150,002

(1)
Includes a $36,667 retainer for serving as chairman of the board (amount pro-rated for a rate change occurring mid-year), $13,333 retainer for serving as chairman of the audit committee (amount pro-rated for a rate change occurring mid-year), $10,000 retainer for serving as a member of the audit committee, $5,000 retainer for serving as a member of the nominating and governance committee, and a $35,000 retainer as a member of the board of directors.

(2)
Includes $10,000 retainer for serving as a member of the audit committee, $5,000 retainer for serving as a member of the nominating and governance committee, and a $35,000 retainer as a member of the board of directors.

(3)
Includes $11,667 retainer for serving as chairman of the compensation committee (amount pro-rated for a rate change occurring mid-year), $10,000 retainer for serving as a member of the compensation committee, and $35,000 retainer as a member of the board of directors.

(4)	Includes $4,167 retainer for serving as a member of the compensation committee and $14,583 retainer as a member of the board of directors, both amounts starting from his appointment in August 2013.

(5)	Includes $5,833 retainer for serving as a member of the audit committee and $17,500 retainer as a member of the board of directors, both amounts starting from his appointment in June 2013.

(6)
Includes $10,000 retainer for serving as a member of the compensation committee, $5,833 retainer for serving as a member of the audit committee through August 2013, and $35,000 retainer as a member of the board of directors.

(7)
Includes $4,137 retainer for serving as a member of the compensation committee through the end of his term in May 2013, $2,068 retainer for serving as a member of the nominating and governance committee through the end of his term in May 2013, and $11,630 retainer as a member of the board of directors through the end of his term in May 2013.

(8)
Includes $5,000 retainer for serving as chair of the nominating and governance committee, $5,000 retainer for serving as a member of the nominating and governance committee, $10,000 retainer for serving as a member of the audit committee, and $35,000 retainer as a member of the board of directors.

(9)	Includes $10,000 retainer for serving as a member of the compensation committee, and $35,000 retainer as a member of the board of directors.

(10)
The amounts provided in this column represent the full grant date fair value of the restricted stock unit awards (Messrs. Jones, Bourgoin, Krishnamurthy, Parker, and Schwarz and Ms. Abrams) or stock option grants (Messrs. Herb and Jensen) granted pursuant to our 2011 Non-Employee Director Equity Incentive Plan to each director and former director in the fiscal year ended December 28, 2013, determined in accordance with ASC 718, excluding the effect of any estimated forfeitures. The aggregate number of unvested RSU awards outstanding under our 2001 Outside Directors' Stock Option Plan or our 2011 Non-Employee Director Equity Incentive Plan for each director as of the Company's fiscal year end, December 29, 2013, is as follows: Mr. Jones 21,967, Ms. Abrams 21,967, Mr. Bourgoin 21,967, Mr. Herb 0, Mr. Jensen 0, Mr. Krishnamurthy 21,967, Mr. Marz 0, Mr. Parker 21,967 and Mr. Schwarz 21,967. In prior years, directors received stock options under our 2001 Outside Directors' Stock Option Plan or our 2011 Non-Employee Director Equity Incentive Plan. The aggregate number of option awards outstanding for each director as of the Company's fiscal year end, December 28, 2013, is as follows: Mr. Jones 184,500, Ms. Abrams 90,000, Mr. Bourgoin 90,000, Mr. Herb 90,000, Mr. Jensen 90,000, Mr. Krishnamurthy 181,250, Mr. Marz 0, Mr. Parker 191,250, and Mr. Schwarz 112,500.

Narrative Discussion to Director Compensation Table

RSU and option grants were awarded in 2013 to our non-employee directors under the Company’s 2011 Non-Employee Director Equity Incentive Plan. Outside directors receive an initial grant of 90,000 stock options on the date of the director's election or appointment to the board of directors. The first grant becomes exercisable in installments cumulatively with respect to 1/3 of the optioned stock each of the first three anniversaries of the grant date thereafter, so that 100% of the optioned stock shall be exercisable on the third anniversary of the date of grant, provided that the director continues to serve as a director on such dates. The options have a term of ten years. Directors also automatically receive an RSU award at the board of directors meeting following each annual meeting of stockholders for a number of shares of Common Stock determined by dividing $105,000 by the fair market value of a share of the Common Stock on the grant date, which grants shall vest and become payable with respect to 100% of the RSUs on the first anniversary of the grant date, provided that the director continues to serve as a director on such dates.

The Company compensates its non-employee directors by paying an annual retainer for service on the board of directors and its standing committees. Effective September 2013, each director receives a cash retainer of $35,000 per year for service on the Board, the chairperson of the board of directors receives an annual retainer of $30,000 (previously $40,000), the chairpersons of the audit, compensation and nominating and governance committees receive annual retainers of $20,000 (previously $10,000), $15,000 (previously $10,000) and $5,000, respectively. Committee members receive annual retainers of $10,000 for the audit and compensation committees, and $5,000 for the nominating and governance committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee during 2013 were Mr. Bourgoin, Mr. Herb (starting August 2013), Mr. Krishnamurthy, Mr. W. Richard Marz (until his term ended in May 2013), and Mr. Schwarz. None of the members of the committee was or is one of our officers or employees, nor has any member of the committee had any relationship requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with management the Compensation Discussion and Analysis to be included in this 2014 proxy statement filed pursuant to Section 14(a) of the Exchange Act. Based on the reviews and discussions referred to above, we recommended to the board of directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and this proxy statement for the 2014 annual meeting of stockholders.
Compensation Committee

John Bourgoin, Chairman
Robert R. Herb
Balaji Krishnamurthy
Hans Schwarz

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal year 2013, there was not, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, five percent stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Company’s published Code of Conduct provides that as a general rule, employees should avoid conducting Company business or entering into any Company business agreements or arrangements with a relative or significant other, or with a business in which a relative or significant other has an influential role, and any other business agreements or arrangements that would be considered a related party transaction.

Under the Company’s Code of Conduct, if a related party transaction is to be entered into, it must be fully disclosed to the Chief Financial Officer in advance, and if determined to be material by the Chief Financial Officer, the transaction must be reviewed and approved in advance by the audit committee of the board of directors. Any related party transactions involving the Company’s directors or executive officers are, by definition, material, and as such, must be reviewed and approved, in writing and in advance, by the audit committee.

Any approved related party transactions must be structured and conducted in a manner such that no preferential treatment is given to the related party.

In addition, the Company’s published Director Code of Ethics provides that no director may receive any material personal profit or advantage in connection with any transaction involving the Company without disclosure and approval of the chairman of the nominating and governance committee (or other member of the nominating and governance committee, if the director in question is the chairman). Furthermore, no director may have a material personal or family financial interest in any Company supplier, customer, reseller or competitor that might cause divided loyalty, or the appearance of divided loyalty, without advance disclosure and approval by the nominating and governance committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of March 7, 2014, information about (i) persons known to us to be the beneficial owners of more than five percent of our outstanding common stock, (ii) each director and named executive officer and (iii) all directors and executive officers as a group. The address for each of our executive officers and directors is 5555 NE Moore Court, Hillsboro, Oregon 97124-6421.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (# of Shares)(1)		Percent of Class
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	13,270,436	(2)	11.33%
Invesco Ltd. 1555 Peachtree Street NE Atlanta, GA 30309	11,632,615	(3)	9.93%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	7,022,937	(4)	6%
BlackRock, Inc. 40 E. 52ndStreet New York, NY 10022	6,829,447	(5)	5.83%
The Bank of New York Mellon Corporation One Wall Street, 31st Floor New York, New York 10286	6,824,106	(6)	5.83%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	6,495,908	(7)	5.55%
Darin G. Billerbeck, Director, President & CEO	970,460	(8)	*
Gerhard H. Parker, Director	160,056	(9)	*
Patrick S. Jones, Director	244,866	(10)	*
Balaji Krishnamurthy, Director	229,556	(11)	*
Hans Schwarz, Director	60,556	(12)	*
Robin A. Abrams, Director	95,884	(13)	*
John Bourgoin, Director	95,884	(14)	*
Byron W. Milstead, Corporate Vice President & General Counsel	27,106	(15)	*
Joseph G. Bedewi, Corporate Vice President & CFO	61,126	(16)	*
Mark E. Jensen, Director	0		*
Robert R. Herb, Director	0		*
All directors and executive officers as a group (11 persons)	1,945,344	(17)	1.66%

*	Less than one percent.

(1)	Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares, subject to community property laws where applicable.

(2)
Based solely on information contained in a Schedule 13G/A filed February 14, 2014 by Wellington Management Company, LLP, which reported shared voting power as to 11,290,175 shares and shared dispositive power as to 13,270,436 shares.

(3)
Based solely on information contained in a Schedule 13G/A filed on February 12, 2014 by Invesco Ltd., which reported sole voting power as to 11,618,415 shares and sole dispositive power as to 11,632,615 shares.

(4)
Based solely on information contained in a Schedule 13 G/A filed on February 11, 2014 by The Vanguard Group, which reported sole voting power as to 191,123 shares, sole dispositive power as to 6,845,314 shares, and shared dispositive power as to 177,623 shares.

(5)
Based solely on information contained in a Schedule 13G/A filed on January 29, 2014 by BlackRock, Inc., which reported sole voting power as to 6,393,142 shares and sole dispositive power as to 6,829,447 shares.

(6)
Based solely on information contained in a Schedule 13G filed on January 30, 2014 by The Bank of New York Mellon Corporation, which reported sole voting power as to 6,523,828 and sole dispositive power as to 6,824,106 shares.

(7)
Based solely on information contained in a Schedule 13G which was jointly filed by Franklin Resources, Inc., and its affiliates, Franklin Advisers, Inc., Franklin Templeton Portfolio Advisors, Inc, and Fiduciary Trust Company International, reflecting beneficial ownership as of February 11, 2014. According to this Schedule 13G, Franklin Advisers, Inc. possessed sole voting power over 5,041,366 shares, and sole dispositive power over 5,625,166 shares; Franklin Templeton Portfolio Advisors, Inc. possessed sole voting and dispositive power over 708,342 shares; and Fiduciary Trust Company International possessed sole voting and dispositive power over 162,400 shares.

(8)	Includes 759,375 shares exercisable under options and 42,386 RSUs vesting within 60 days of March 7, 2014.

(9)	Includes 51,750 shares exercisable under options and 21,967 RSUs vesting within 60 days of March 7, 2014.

(10)	Includes 184,500 shares exercisable under options and 21,967 RSUs vesting within 60 days of March 7, 2014.

(11)	Includes 166,250 shares exercisable under options and 21,967 RSUs vesting within 60 days of March 7, 2014.

(12)	Includes 21,967 RSUs vesting within 60 days of March 7, 2014.

(13)	Includes 60,000 shares exercisable under options and 21,967 RSUs vesting within 60 days of March 7, 2014.

(14)	Includes 60,000 shares exercisable under options and 21,967 RSUs vesting within 60 days of March 7, 2014.

(15)	Includes 7,896 shares exercisable under options and 7,751 RSUs vesting within 60 days of March 7, 2014.

(16)	Includes 33,462 shares exercisable under options and 14,167 RSUs vesting within 60 days of March 7, 2014.

(17)
The number of shares beneficially owned by all of our directors and executive officers as a group includes 1,323,233 shares exercisable under options and 196,106 RSUs vesting within 60 days of March 7, 2014.

Equity Compensation Plan Information

The following table summarizes information, as of December 28, 2013, with respect to shares of our common stock that may be issued under our existing equity compensation plans. The table does not include information with respect to shares subject to outstanding options assumed by us in connection with mergers and acquisitions. Footnote (4) to the table sets forth the total number of shares of our common stock issuable upon the exercise of those assumed options as of December 28, 2013, and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(B) Weighted average exercise price of outstanding options, warrants and rights		(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
	(in thousands except per share amounts)
Equity compensation plans:
Approved by security holders	12,632	(1)	$4.04	(3)	9,625	(2)	(4)
Not approved by security holders	0		0		0
Total	12,632		$4.04		9,625

(1)
Consists of shares of our common stock issuable upon exercise of options or payment of RSUs under the 1996 Stock Incentive Plan, the 2001 Stock Plan, the 2013 Incentive Plan, the 2001 Outside Directors’ Stock Option Plan and the 2011 Non-Employee Director Equity Incentive Plan. We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under our existing Employee Stock Purchase Plan.

(2)
Includes approximately 2,788,888 shares reserved for issuance under our existing Employee Stock Purchase Plan, which provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the six-month offering period or a purchase date applicable to such offering period, whichever is lower. Also includes approximately 6,442,453 shares reserved for issuance under our 2013 Stock Incentive Plan, which may be granted pursuant to stock options, stock appreciation rights, stock awards or restricted stock or units. Also includes approximately 393,205 shares reserved for issuance under our 2011 Non-Employee Equity Incentive Plan, which may be granted pursuant to stock options, restricted stock, or units.

(3)
The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price. The weighted average exercise price also excludes the rights outstanding under our existing Employee Stock Purchase Plan.

(4)
The table above shows our outstanding equity awards as of fiscal year ended December 28, 2013. After fiscal year end, a significant number of options have been exercised and additional RSU grants have vested. Additionally, the company issued 590,696 options under the 2013 Incentive Plan to 13 new employees and our CEO. All options were issued at the market price on the date of grant and included a seven year term. The company also issued 197,184 restricted stock units. Additionally, the company's annual grant will be made on or about April 1, 2014 following Board approval.

On or about April 1, 2014 (following the shares issued in the annual grant) we anticipate that we will have the following outstanding and available:

•	Approximately 9,974,518 options outstanding with an approximate weighted average price of $5.32 and a weighted average remaining contractual term of 4.8 years.

•	Approximately 2,141,346 RSUs outstanding, of which 555,348 units will vest shortly after the annual meeting.

•	Following the grant, we will have approximately 3,802,780 shares available for future grants under the Plan, not inclusive of the additional 4,700,000 being requested at the annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, for fiscal 2013, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The audit committee has approved the appointment of KPMG LLP (“KPMG”) to act as our independent registered public accounting firm for the fiscal year ending January 3, 2015, subject to ratification of the appointment by the stockholders. Although ratification is not legally required, we are asking stockholders to ratify the appointment of KPMG as our independent registered public accounting firm for our current fiscal year in the interest of good corporate governance.

Audit and Related Fees

Under its charter the audit committee reviewed and pre-approved all audit and permissible non-audit services performed by KPMG. The audit committee also reviewed and pre-approved the proposed fees to be charged by KPMG for such services, and ratified any increase in fees resulting from an increase in the scope of work to be performed. In its review of non-audit services, the audit committee considered whether the provision of such services was compatible with maintaining the independence of KPMG. The following table sets forth the fees for professional audit services rendered by KPMG for the audit of the Company’s annual financial statements for fiscal years 2013 and 2012, and fees billed for other services rendered by KPMG during those periods.

	Fiscal 2013	Fiscal 2012
Audit Fees(1)	$819,000	$854,000
Tax Fees(2)	62,000	36,000
All Other Fees	—	—
Total fees	$881,000	$890,000

(1)
For fiscal 2013 and 2012, this category includes fees for the audit of the annual financial statements included in our Annual Report on Form 10-K, review of the quarterly financial statements included in our quarterly reports on Form 10-Q, audit of our internal controls, issuance of consents and assistance with and review of documents filed with the SEC and for statutory audits of certain of our international subsidiaries.

(2)	This category includes fees billed for tax compliance, tax planning and tax advice.

The audit committee reviews and approves in advance all audit and non-audit services provided by the Company’s independent registered public accounting firm (or subsequently approves non-audit services in those circumstances where a subsequent approval is necessary and permissible). In this regard, the audit committee has the sole authority to approve the hiring and firing of the independent registered public accounting firm, and to determine all audit and non-audit engagement fees and terms with the independent registered public accounting firm.

The audit committee appoints the independent registered public accounting firm annually. Before appointing KPMG as our independent registered public accounting firm for the fiscal year ending January 3, 2015, the Audit Committee carefully considered that firm’s qualifications and performance during fiscal 2013.

Representatives of KPMG have been invited and are expected to attend the annual meeting, will be given the opportunity to make a statement if they wish to do so, and are expected to be available to respond to appropriate questions.

Required Vote

The proposal to ratify the appointment of KPMG requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal at the meeting. If the appointment of KPMG is not ratified, the audit committee will take the vote under advisement in evaluating whether to retain KPMG.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING JANUARY 3, 2015.

ANNUAL REPORT

Our 2013 Annual Report to Stockholders was provided to our stockholders together with this proxy statement. We will furnish without charge, upon the written request of any person who was a stockholder or a beneficial owner of our common stock at the close of business on March 7, 2014, an additional copy of our Annual Report on Form 10-K for our most recent fiscal year filed with the SEC on March 11, 2014, including financial statement schedules but not including exhibits. Requests should be directed to the attention of the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421.

OTHER BUSINESS

The board of directors does not intend to present any business for action at the meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote the shares they represent as the board of directors may recommend or if no such recommendation is given, in the discretion of such persons.

METHOD AND COST OF SOLICITATION

The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, certain of our employees, for no additional compensation, may request the return of proxies personally or by telephone, fax, or e-mail. We will, on request, reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of our stock to execute proxies. The Company may also engage the services of a third party firm to aid in the solicitation of proxies.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a stockholder proposal must be received at our principal executive offices no later than November 20, 2014. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421.

Other Stockholder Proposals and Director Nominations

If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the proxy statement or to nominate a person for election to our board of directors at the annual meeting, the stockholder must provide the information required by our bylaws and give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by the corporate secretary:

(1)	not earlier than the close of business on November 20, 2014 and

(2)	not later than the close of business on December 22, 2014.

If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 or of a nomination for election to our board of directors must be received no later than the close of business on the later of 120 days prior to the meeting and 10 days after public announcement of the meeting date. Notices of intention to present proposals or to nominate persons for election to our board of directors at the next annual meeting should be addressed to the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

Multiple Copies of Proxy Materials

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or annual reports. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability of Proxy Materials.

If you share an address with another stockholder, you may receive only one set of proxy materials (including our Notice of Internet Availability of Proxy Materials, our 2013 Annual Report to Stockholders and this proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may contact us to request a separate copy. Your request may be addressed to the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124-6421, or you may contact the Secretary at (503) 268-8000 or by sending an email message to byron.milstead@latticesemi.com with “Request for Proxy Materials” in the subject line and provide your name and address. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address, phone number or e-mail address to request delivery of a single copy of these materials.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. Therefore, whether or not you expect to be present at the meeting, please vote your shares as soon as possible. You can vote your shares over the Internet or by telephone. In addition, if you receive a proxy card by mail, you can vote by signing and dating the proxy card and returning it in the envelope provided.

By Order of the Board of Directors
Byron W. Milstead
Secretary
Hillsboro, Oregon
March 20, 2014

APPENDIX A
LATTICE SEMICONDUCTOR CORPORATION
2013 INCENTIVE PLAN
SECTION 1. PURPOSE
The purpose of the Lattice Semiconductor Corporation 2013 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.
SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3. ADMINISTRATION
3.1 Administration of the Plan
(a) The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a "non‑employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto.
(b) Notwithstanding the foregoing, the Board or Compensation Committee may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, including limitations with respect to grants of Awards to Participants who are subject to Section 16 of the Exchange Act or pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act.
(c) All references in the Plan to the "Committee" shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.
3.2 Administration and Interpretation by Committee
(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules, regulations and sub-plans as it shall deem appropriate for the proper administration and operation of the Plan; (ix) delegate ministerial duties to such of the Company's employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
(b) In no event, however, shall the Committee have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 15; (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award; (iii) take any other action that is treated

A--1

as a repricing under generally accepted accounting principles, or (iv) issue an Option or SAR or amend an outstanding Option or SAR to provide for the grant or issuance of a new Option or SAR on exercise of the original Option or SAR.
(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's reduction in hours of employment or service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.
(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.
SECTION 4. SHARES SUBJECT TO THE PLAN
4.1 Authorized Number of Shares
Subject to adjustment from time to time as provided in Section 15.1, the aggregate maximum number of shares of Common Stock available for issuance under the Plan shall be:
(a) 3,640,000 shares; plus
(b) (i) any authorized shares available for issuance, and not issued or subject to outstanding awards, under the Company's 1996 Stock Plan (the "Prior Plan") on the Effective Date shall cease to be set aside and reserved for issuance pursuant to the Prior Plan, effective on the Effective Date, and shall instead be set aside and reserved for issuance pursuant to the Plan and (ii) any shares subject to outstanding awards under the Prior Plan on the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares) shall cease to be set aside or reserved for issuance pursuant to the Prior Plan, effective on the date upon which they cease to be so subject to such awards, and shall instead be set aside and reserved for issuance pursuant to the Plan, up to an aggregate maximum of 8,699,550 shares pursuant to clauses (i) and (ii) of this paragraph (b).
Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
4.2 Share Usage
(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, is settled in cash in lieu of shares of Common Stock, or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in such a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.
(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(c) Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination and previously approved by the Acquired Entity's stockholders, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of securities of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or

A--2

combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b‑3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.
(d) Notwithstanding any other provision of this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.
4.3 Limitations
Subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) that either (a) contain no restrictions or restrictions based solely on continuous employment or services over fewer than three years (except if accelerated pursuant to a Change in Control or in the event of a Termination of Service) or (b) vest over less than one year (except if accelerated pursuant to a Change in Control or in the event of a Termination of Service) based on factors other than solely continuous employment or services shall not exceed 10% of the aggregate maximum number of shares specified in Section 4.1. In addition, if and to the extent the Committee accelerates vesting or exercisability of an Award or otherwise acts to waive or lapse any restriction on an Award, other than in connection with a Participant's death, Disability or Retirement or a Change of Control, the shares covered by such Committee action shall similarly count towards the 10% limitation described in this Section 4.3.
SECTION 5. ELIGIBILITY
An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital‑raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.
SECTION 6. AWARDS
6.1 Form, Grant and Settlement of Awards
The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.
6.2 Evidence of Awards
Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.
6.3 Dividends and Distributions
Participants may, if the Committee so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (i) be paid at the same time such dividends or dividend equivalents are paid to other stockholders and (ii) comply with or qualify for an exemption under Section 409A.

A--3

SECTION 7. OPTIONS
7.1 Grant of Options
The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.
7.2 Option Exercise Price
Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and such exercise price shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.
7.3 Term of Options
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.
7.4 Exercise of Options
(a) The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.
(b) To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.
7.5 Payment of Exercise Price
The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:
(a) cash;
(b) check or wire transfer;
(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(d) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(e) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
(f) such other consideration as the Committee may permit.

A--4

7.6 Effect of Termination of Service
(a) The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

(b) If the exercise of the Option following a Participant's Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company's insider trading policy, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date or (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion, which longer period shall not be more than two months beyond the aforementioned three months) after the Participant's Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or insider trading policy requirements.
SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS
Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder. If the shareholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan (or the Board's adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code) Incentive Stock Options granted under the Plan after the date of the Board's adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).
SECTION 9. STOCK APPRECIATION RIGHTS
9.1 Grant of Stock Appreciation Rights
The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option (a "tandem SAR") or alone (a "freestanding SAR"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.
9.2 Payment of SAR Amount
Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.
9.3 Waiver of Restrictions
The Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

A--5

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
10.1 Grant of Stock Awards, Restricted Stock and Stock Units
The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.
10.2 Vesting of Restricted Stock and Stock Units
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.
10.3 Waiver of Restrictions
The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Units under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.
SECTION 11. PERFORMANCE AWARDS
11.1 Performance Shares
The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
11.2 Performance Units
The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
SECTION 12. OTHER STOCK OR CASH-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.
SECTION 13. WITHHOLDING
13.1 Payment of Tax Withholding and Other Obligations
The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with

A--6

respect to the grant, vesting or exercise of an Award or any other taxable or tax withholding event related to an Award ("tax withholding obligations") and (ii) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.
13.2 Payment Methods
The Committee, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by one or a combination of any of the following: (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company, or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations, (v) selling shares of Common Stock issued under an Award on the open market or to the Company, or (vi) taking such other action as may be necessary in the opinion of the Committee to satisfy any applicable tax withholding obligations. The value of the shares so withheld or tendered may not exceed the employer's applicable minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Committee in its sole discretion.
SECTION 14. ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent, at the discretion of the Committee, the instrument evidencing the Award permits the Participant to designate one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.
SECTION 15. ADJUSTMENTS
15.1 Adjustment of Shares
In the event that, at any time or from time to time, a stock dividend, stock split, spin‑off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum numbers and kind of securities set forth in Section 16.3; (iv) the maximum number and kind of securities set forth in Section 4.3; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.
Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.
15.2 Dissolution or Liquidation
To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition,

A--7

forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.
15.3 Change in Control
Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:
(a) All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and immediately exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and such Awards shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company. If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.
For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.
(b) All Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals and that are earned and outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining outstanding Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change in Control and shall be payable in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.
(c) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant's outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.
(d) For the avoidance of doubt, nothing in this Section 15.3 requires all outstanding Awards to be treated similarly.

A--8

15.4 Further Adjustment of Awards
Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.
15.5 No Limitations
The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
15.6 No Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.
15.7 Section 409A
Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered "deferred compensation" within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered "deferred compensation" subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.
SECTION 16. CODE SECTION 162(m) PROVISIONS
Notwithstanding any other provision of the Plan to the contrary, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.
16.1 Performance Criteria
(a) If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following "performance criteria" for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); cash position; working capital; earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; operating earnings; economic profit; profit before tax; return on assets; return on equity; debt; debt plus equity; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; market or economic value added; equity or stockholder's equity; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; net profit; net sales; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the "Performance Criteria").
(b) Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within

A--9

the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.
(c) The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in Accounting Standards Codification 225-20 and/or in Management's Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company's annual report to stockholders for the applicable year, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, and (viii) gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.
16.2 Compensation Committee Certification; Adjustment of Awards
(a) After the completion of each performance period, the Compensation Committee shall certify the extent to which any performance goal established under this Section 16 has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting, as applicable, of any Award subject to this Section 16.
(b) Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.
16.3 Limitations
(a) Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 2,000,000 shares of Common Stock for such Awards, except that the Company may make additional onetime grants of such Awards for up to 2,000,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 16 granted to any Covered Employee in any one calendar year is $10,000,000.
(b) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.
SECTION 17. AMENDMENT AND TERMINATION
17.1 Amendment, Suspension or Termination
The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.
17.2 Term of the Plan
Unless sooner terminated as provided herein, the Plan shall automatically terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their terms and conditions and the Plan's terms and conditions.
17.3 Consent of Participant
The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail

A--10

to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.
SECTION 18. GENERAL
18.1 No Individual Rights
(a) No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.
(b) Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.
18.2 Issuance of Shares
(a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
(b) The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
(c) The inability of the Company or impracticability for the Company, as determined by the Committee in its sole discretion, to obtain or maintain approval from any regulatory body having jurisdiction or to comply with applicable requirements, which approval and compliance are deemed by the Company's counsel to be necessary to the lawful issuance, delivery, and sale of any shares of Common Stock, shall relieve the Company of any liability in respect of the failure to issue, deliver, or sell such shares as to which the requisite approval has not been obtained or as to which any necessary requirements are not met.
(d) As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.
(d) To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
18.3 Indemnification
(a) Each person who is or shall have been a member of the Board, the Compensation Committee, or a committee of the Board or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in

A--11

satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf.
(b) The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
18.4 No Rights as a Stockholder
Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or an Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
18.5 Compliance with Laws and Regulations
(a) In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.
(b) The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant's employment or service are intended to mean the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a "specified employee," within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant's death, the Participant's estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant's separation from service or the Participant's death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
(c) Also notwithstanding any other provision of the Plan to the contrary, the Board or the Compensation Committee shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Board or the Compensation Committee deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable laws, rules or regulations.
18.6 Participants in Other Countries or Jurisdictions
Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, sub-plans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the

A--12

viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.
18.7 No Trust or Fund
The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
18.8 Successors
All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
18.9 Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
18.10 Choice of Law and Venue
The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Oregon.
18.11 Legal Requirements
The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, whether located in the United States or a foreign jurisdiction.
SECTION 19. EFFECTIVE DATE
The Plan shall become effective on the date on which the Plan is approved by the stockholders of the Company (the "Effective Date").
APPENDIX A
DEFINITIONS
As used in the Plan,
"Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
"Award" means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.
"Board" means the Board of Directors of the Company.

A--13

"Cause," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.
"Change in Control," unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:
(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of 50% or more of either (1) the number of then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, (iv) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;
(b) a change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or
(c) consummation of a Company Transaction.
"Code" means the United States Internal Revenue Code of 1986, as amended from time to time.
"Committee" has the meaning set forth in Section 3.1.
"Common Stock" means the common stock, par value $0.01 per share, of the Company.
"Company" means Lattice Semiconductor Corporation, a Delaware corporation.
"Company Transaction," unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a) a merger or consolidation of the Company with or into any other company;
(b) a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company's outstanding voting securities; or
(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets, excluding, however, in each case, a transaction pursuant to which
(i) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership,

A--14

immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;
(ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and
(iii) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.
Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.
"Compensation Committee" means the Compensation Committee of the Board.
"Covered Employee" means a "covered employee" as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.
"Disability," unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee, whose determination shall be conclusive and binding.
"Effective Date" has the meaning set forth in Section 19.
"Eligible Person" means any person eligible to receive an Award as set forth in Section 5.
"Entity" means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).
"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
"Fair Market Value" means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.
"Grant Date" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.
"Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of Section 422 of the Code or any successor provision.
"Incumbent Board" has the meaning set forth in the definition of "Change in Control."
"Nonqualified Stock Option" means an Option other than an Incentive Stock Option.
"Option" means a right to purchase Common Stock granted under Section 7.
"Option Expiration Date" means the last day of the maximum term of an Option.
"Outstanding Company Common Stock" has the meaning set forth in the definition of "Change in Control."
"Outstanding Company Voting Securities" has the meaning set forth in the definition of "Change in Control."

A--15

"Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.
"Participant" means any Eligible Person to whom an Award is granted.
"Performance Award" means an Award of Performance Shares or Performance Units granted under Section 11.
"Performance Criteria" has the meaning set forth in Section 16.1.
"Performance Share" means an Award of units denominated in shares of Common Stock granted under Section 11.1.
"Performance Unit" means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.
"Plan" means the Lattice Semiconductor Corporation 2013 Incentive Plan.
"Prior Plan" has the meaning set forth in Section 4.1(c).
"Related Company" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company, as determined by the Committee in its sole discretion.
"Restricted Stock" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.
"Restricted Stock Unit" means a Stock Unit subject to restrictions prescribed by the Committee.
“Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Committee or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.
"Section 409A" means Section 409A of the Code.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Stock Appreciation Right" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
"Stock Award" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.
"Stock Unit," including a Restricted Stock Unit, means an Award denominated in units of Common Stock granted under Section 10.
"Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
"Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.
"Termination of Service," unless the Committee determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the

A--16

Participant's employment or service relationship is with an entity that has ceased to be a Related Company. A Participant's change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.
"Vesting Commencement Date" means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

A--17

APPENDIX B
LATTICE SEMICONDUCTOR CORPORATION
2011 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE
The purpose of the Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan is to attract, retain and motivate directors of the Company by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.
SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3. ADMINISTRATION
3.1 Administration of the Plan
The Plan shall be administered by the Board.
3.2 Administration and Interpretation by Board
(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Board shall have full power and exclusive authority to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company's employees as it so determines; and (x) make any other determination and take any other action that the Board deems necessary or desirable for administration of the Plan.
(b) In no event, however, shall the Board have the right, without stockholder approval, to (i) lower the price of an option after it is granted, except in connection with adjustments provided in Section 15.1; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an option at a time when its strike price exceeds the fair market value of the underlying stock in exchange for cash, another option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.
(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's reduction in hours of employment or service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Board, whose determination shall be final.
(d) Decisions of the Board shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.
SECTION 4. SHARES SUBJECT TO THE PLAN
4.1 Authorized Number of Shares
Subject to adjustment from time to time as provided in Section 15.1, a maximum of 1,400,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Share Usage
(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.
(b) The Board shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
SECTION 5. ELIGIBILITY
An Award may be granted to any non-employee director of the Company whom the Board from time to time selects.
SECTION 6. AWARDS
6.1 Form, Grant and Settlement of Awards
The Board shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Board shall determine.
6.2 Evidence of Awards
Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Board shall deem advisable and that are not inconsistent with the Plan.
6.3 Dividends and Distributions
Participants may, if the Board so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Board in its sole discretion. The Board may apply any restrictions to the dividends or dividend equivalents that the Board deems appropriate. The Board, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (i) be paid at the same time they are paid to other shareholders and (ii) comply with or qualify for an exemption under Section 409A.
SECTION 7. OPTIONS
7.1 Grant of Options
The Board may grant Options designated as Nonqualified Stock Options.
7.2 Option Exercise Price
Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

7.3 Term of Options
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.
7.4 Exercise of Options
(a) The Board shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Board at any time.
(b) To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Board, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Board, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Board.
7.5 Payment of Exercise Price
The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Board for that purchase, which forms may include:
(a) cash;
(b) check or wire transfer;
(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(d) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(e) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
(f) such other consideration as the Board may permit.
7.6 Effect of Termination of Service
The Board shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Board at any time.
SECTION 8. STOCK APPRECIATION RIGHTS
8.1 Grant of Stock Appreciation Rights
The Board may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Board shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Board determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.
8.2 Payment of SAR Amount
Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Board as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Board in its sole discretion.
8.3 Waiver of Restrictions
The Board, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Board shall deem appropriate.
SECTION 9. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
9.1 Grant of Stock Awards, Restricted Stock and Stock Units
The Board may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Board shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.
9.2 Vesting of Restricted Stock and Stock Units
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Board (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.
9.3 Waiver of Restrictions
The Board, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Board shall deem appropriate.
SECTION 10. OTHER STOCK-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Board deems appropriate, the Board may grant other incentives payable in shares of Common Stock under the Plan.
SECTION 11. ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, the Board, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Board shall specify.

SECTION 12. ADJUSTMENTS
12.1 Adjustment of Shares
(a) In the event, at any time or from time to time, a stock dividend, stock split, spin‑off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Board shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities set forth in Section 4.3; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Board, as to the terms of any of the foregoing adjustments shall be conclusive and binding.
(b) Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 12.1 but shall be governed by Sections 12.2 and 12.3, respectively.
12.2 Dissolution or Liquidation
To the extent not previously exercised or settled, and unless otherwise determined by the Board in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Board, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.
12.3 Change in Control
Notwithstanding any other provision of the Plan to the contrary, unless the Board shall determine otherwise in the instrument evidencing the Award or in a written services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:
(a) All outstanding Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control.
(b) Notwithstanding the foregoing, the Board, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant's outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Board in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Board in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.
(c) For the avoidance of doubt, nothing in this Section 12.3 requires all outstanding Awards to be treated similarly.
12.4 Further Adjustment of Awards
Subject to Sections 12.2 and 12.3, the Board shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Board, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Board may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Board may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.
12.5 No Limitations
The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
12.6 Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.
12.7 Section 409A
Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 12 to Awards that are considered "deferred compensation" within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 12 to Awards that are not considered "deferred compensation" subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.
SECTION 13. AMENDMENT AND TERMINATION
13.1 Amendment, Suspension or Termination
The Board or the Compensation Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 13.3, the Board may amend the terms of any outstanding Award, prospectively or retroactively.
13.2 Term of the Plan
Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.
13.3 Consent of Participant
The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Notwithstanding the foregoing, any adjustments made pursuant to Section 12 shall not be subject to these restrictions.
SECTION 14. GENERAL
14.1 No Individual Rights
(a) No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.
(b) Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

14.2 Issuance of Shares
(a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
(b) The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
(c) As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Board may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.
(d) To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
14.3 Indemnification
(a) Each person who is or shall have been a member of the Board, or a Board appointed by the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.
(b) The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
14.4 No Rights as a Stockholder
Unless otherwise provided by the Board or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
14.5 Compliance with Laws and Regulations
The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant's employment or service are intended to mean the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a "specified employee," within the meaning of Section 409, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant's death, the Participant's estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant's separation from service or the Participant's death. Notwithstanding any other provision of the Plan to the contrary, the Board, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Board makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
14.6 Participants in Other Countries or Jurisdictions
Without amending the Plan, the Board may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Board, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, sub-plans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.
14.7 No Trust or Fund
The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
14.8 Successors
All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
14.9 Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Board's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
14.10 Choice of Law and Venue
The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Oregon without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Oregon.

14.11 Legal Requirements
The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.
SECTION 15. EFFECTIVE DATE
The effective date (the "Effective Date") is the date on which the Plan is approved by the stockholders of the Company. APPENDIX A
DEFINITIONS
As used in the Plan,
"Award" means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Board from time to time.
"Board" means the Board of Directors of the Company.
"Change in Control," unless the Board determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:
(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the number of then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;
(b) a change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or
(c) consummation of a Company Transaction.
"Code" means the United States Internal Revenue Code of 1986, as amended from time to time.
"Common Stock" means the common stock, par value $0.01, of the Company.
"Company" means Lattice Semiconductor Corporation, a Delaware corporation.
"Company Transaction," unless the Board determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a) a merger or consolidation of the Company with or into any other company;

(b) a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company's outstanding voting securities; or
(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets, excluding, however, in each case, a transaction pursuant to which
(i) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;
(ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and
(iii) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.
Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.
"Disability," unless otherwise defined by the Board for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Board, whose determination shall be conclusive and binding.
"Effective Date" has the meaning set forth in Section 15.
"Eligible Person" means any person eligible to receive an Award as set forth in Section 5.
"Entity" means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).
"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
"Fair Market Value" means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Board using such methods or procedures as it may establish.
"Grant Date" means the later of (a) the date on which the Board completes the corporate action authorizing the grant of an Award or such later date specified by the Board and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.
"Incumbent Board" has the meaning set forth in the definition of "Change of Control."
"Nonqualified Stock Option" means an Option granted pursuant to Section 7.
"Option" means a right to purchase Common Stock granted under Section 7.
"Option Expiration Date" means the last day of the maximum term of an Option.
"Outstanding Company Common Stock" has the meaning set forth in the definition of "Change in Control."

"Outstanding Company Voting Securities" has the meaning set forth in the definition of "Change in Control."
"Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.
"Participant" means any Eligible Person to whom an Award is granted.
"Plan" means the Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan.
"Related Company" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.
"Restricted Stock" means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Board.
"Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Board or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.
"Section 409A" means Section 409A of the Code.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Stock Appreciation Right" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
"Stock Award" means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which are not subject to restrictions prescribed by the Board.
"Stock Unit" means an Award denominated in units of Common Stock granted under Section 9.
"Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.
"Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Board, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Board determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company. A Participant's change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.
"Vesting Commencement Date" means the Grant Date or such other date selected by the Board as the date from which an Award begins to vest.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Board Action	Action	Section/Effect of Amendment	Date of Shareholder Approval
March 4, 2011	Initial Plan Adoption		May 3, 2011
February 4, 2013	Amendment	4.1/increase shares from 750,000 to 1,1000,000	May 1, 2013
March , 2014	Amendment	4.1/increase shares from 1,100,000 to

C123456789

LATTICE SEMICONDUCTOR CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 5, 2014.

Vote by Internet

- Go to **www.envisionreports.com/LSCC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" ITEMS 2 THROUGH 5.

+

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2 – 5.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Darin G. Billerbeck	☐	☐	02 - Patrick S. Jones	☐	☐	03 - Robin A. Abrams	☐	☐
04 - John Bourgoin	☐	☐	05 - Balaji Krishnamurthy	☐	☐	06 - Robert R. Herb	☐	☐
07 - Mark E. Jensen	☐	☐						

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 1 8 7 5 9 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01SBCC

Attention Internet Users!

You can now access your stockholder information on the following secure Internet site: **www.computershare.com/investor**

Step 1: Register *(1st time users only)*
Click on "Create Login" in the purple box and follow the instructions.

Step 2: Log In *(Returning users)*
Enter your User ID and Password and click the Login button.

Step 3: View your account details and perform multiple transactions, such as:

- View account balances
- View transaction history
- View payment history
- View stock quotes
- Change your address
- View electronic stockholder communications
- Sell shares
- Check replacements

If you are not an Internet user, and wish to contact Lattice Semiconductor Corporation, you may:
Call: 1-800-522-6645 or
Write: Lattice Semiconductor Corp., c/o Computershare, P.O. Box 43006, Providence, RI 02940

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LATTICE SEMICONDUCTOR CORPORATION

Annual Meeting of Stockholders — May 6, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Patrick S. Jones and Darin G. Billerbeck, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Lattice Semiconductor Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 6, 2014 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2013 Annual Report are available at www.envisionreports.com/LSCC.

(Continued and to be marked, dated and signed, on the other side)